UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-08397

    The Marsico Investment Fund
(Exact name of Registrant as specified in charter)

1200 17th Street, Suite 1600
    Denver, Colorado  80202
(Address of principal executive offices) (Zip code)

Christopher J. Marsico
The Marsico Investment Fund
1200 17th Street, Suite 1600
    Denver, Colorado  80202
(Name and address of agent for service)

Copies to:
Sander M. Bieber, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C.  20006

Registrant's telephone number, including area code: (303) 454-5600

Date of fiscal year end:   September 30

Date of reporting period:  March 31, 2009

Item 1.	Reports to Stockholders

SEMI-ANNUAL REPORT

MARCH 31, 2009

MARSICO FUNDS®

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TFHE ▲0.34 ABNR ▲0.27 PERSPECTIVES ▲0.64 DNLT ▼0.53 JMGA ▲

APRIL  2009

DEAR SHAREHOLDER:

Enclosed is your semi-annual report for The Marsico Investment Fund, encompassing the six-month fiscal period from October 1, 2008 to March 31, 2009.

The purpose of this report is to provide a retrospective for the Marsico Funds’ six-month investment results by discussing what we believe were the main areas that impacted performance – including the macroeconomic environment, sector and industry positioning, and individual stock selection – as compared to the Funds’ performance benchmark indexes. Certain sector or industry classifications used in the discussion and review portions of the semi-annual report may be broader or narrower than those used in Key Fund Statistics, Fund Overviews, Schedules of Investments, or elsewhere in this report. For our updated commentary regarding the market environment and the Funds’ overall investment postures, please refer to the Funds’ most recent investment updates, which are available on the Funds’ website at www.marsicofunds.com.

TABLE OF CONTENTS

KEY FUND STATISTICS	4
MARKET ENVIRONMENT	7

MARSICO FOCUS FUND
Investment Review	9
Fund Overview	12
Schedule of Investments	13

MARSICO GROWTH FUND
Investment Review	9
Fund Overview	14
Schedule of Investments	15

MARSICO 21st CENTURY FUND
Investment Review	16
Fund Overview	18
Schedule of Investments	19

MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investment Review	21
Fund Overview	23
Schedule of Investments	24

MARSICO FLEXIBLE CAPITAL FUND
Investment Review	26
Fund Overview	28
Schedule of Investments	29

MARSICO GLOBAL FUND
Investment Review	31
Fund Overview	33
Schedule of Investments	34

FINANCIAL STATEMENTS	36
NOTES TO FINANCIAL STATEMENTS	46
EXPENSE EXAMPLE	54
CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS	57
OTHER INFORMATION	60

 KEY FUND STATISTICS (UNAUDITED)

Marsico Focus Fund MFOCX	Marsico Growth Fund MGRIX	Marsico 21st Century Fund MXXIX
For additional disclosures, please see page 12.	For additional disclosures, please see page 14.	For additional disclosures, please see page 18.
PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)

TOTAL ANNUAL OPERATING EXPENSES* 1.22%	TOTAL ANNUAL OPERATING EXPENSES* 1.25%	TOTAL ANNUAL OPERATING EXPENSES* 1.31%
SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)

TOP FIVE HOLDINGS	TOP FIVE HOLDINGS	TOP FIVE HOLDINGS

McDONALD’S CORPORATION	10.75%	McDONALD’S CORPORATION	7.84%	MASTERCARD, INC. – CL. A	6.51%
VISA, INC. – CL. A	6.80%	VISA, INC. – CL. A	4.67%	COSTCO WHOLESALE CORPORATION	4.76%
WAL-MART STORES, INC.	5.83%	MONSANTO COMPANY	4.64%	APPLE, INC.	4.70%
TRANSOCEAN LTD.	5.01%	MASTERCARD, INC. – CL. A	4.59%	GOOGLE, INC. – CL. A	4.59%
MASTERCARD, INC. – CL. A	4.80%	APPLE, INC.	4.25%	MONSANTO COMPANY	4.13%

For additional disclosures about the Marsico Funds, please see page 6. The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

 KEY FUND STATISTICS (UNAUDITED)

Marsico International Opportunities Fund MIOFX	Marsico Flexible Capital Fund MFCFX	Marsico Global Fund MGLBX
For additional disclosures, please see page 23.	For additional disclosures, please see page 28.	For additional disclosures, please see page 33.
PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)

TOTAL ANNUAL OPERATING EXPENSES* 1.36%	TOTAL ANNUAL OPERATING EXPENSES* 1.73% NET EXPENSES*† 0.77%	TOTAL ANNUAL OPERATING EXPENSES* 1.52% NET EXPENSES*† 1.63%
SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)

TOP FIVE HOLDINGS	TOP FIVE HOLDINGS	TOP FIVE HOLDINGS

TEVA PHARMACEUTICAL INDUSTRIES LTD. SPON. ADR	3.74%	BJ’S WHOLESALE CLUB, INC.	4.08%	MASTERCARD, INC. – CL. A	7.04%
VESTAS WIND SYSTEMS A/S	3.31%	VISA, INC. – CL. A	3.51%	MONSANTO COMPANY	4.54%
ROCHE HOLDING AG	3.25%	OGX PETRÓLEO E GÁS PARTICIPAÇÕES S.A.	3.20%	VESTAS WIND SYSTEMS A/S	4.49%
NINTENDO CO., LTD.	3.12%	PRIDE INTERNATIONAL, INC.	3.12%	THE GOLDMAN SACHS GROUP, INC.	4.42%
ROGERS COMMUNICATIONS, INC. – CL. B	3.12%	WASTE MANAGEMENT, INC. 6.375%, 03/11/15	2.91%	JPMORGAN CHASE & CO.	4.16%

Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

 KEY FUND STATISTICS (UNAUDITED)

*
The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2009. The information may differ from the expense ratios disclosed in this report.

†
The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Flexible Capital Fund’s average net assets and 1.60% of the Global Fund’s average net assets until December 31, 2009. This fee waiver may be terminated at any time after December 31, 2009. The Adviser may recoup any waived amount from a Fund pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. Prior to January 1, 2009, the Adviser’s expense limitation agreement relating to the Global Fund limited total expenses to an annual rate of 0.75% of average net assets. As a result, the Net Expenses for the Global Fund reflect the current expense limitation agreement that became effective January 1, 2009.

(1)
The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

The performance returns for the 21st Century Fund (for the period prior to March 31, 2004), the International Opportunities Fund (for the period prior to September 30, 2004), the Flexible Capital Fund (for the periods ended March 31, 2009), and the Global Fund (for the period prior to December 31, 2008) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. The performance returns for the 21st Century Fund (for the period beginning April 2004 through January 2005), the International Opportunities Fund (for the period beginning October 2004 through December 2005), and the Global Fund (for the period beginning January 2009) would be higher but for the reimbursement of fees waived previously.

(2)
Sector weightings represent the percentage of the respective Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

 MARKET ENVIRONMENT

MARKET ENVIRONMENT: OCTOBER 2008 – MARCH 2009 (UNAUDITED)

The six-month fiscal period ending March 31, 2009 was an extraordinarily challenging and tumultuous period for equities, marked most profoundly by a virtual shut-down in global economic activity and staggering problems in the banking system and credit markets. US equities were under immense pressure throughout the six-month period due to the rapid development of a severe, globally – synchronized recession and escalating financial crises. Stocks faced a gauntlet of challenges, including swooning world-wide economic growth, the absence of a clear-cut and sweeping solution for the banking system’s problems, dysfunctional credit markets, a hobbled housing industry, rising unemployment, and ebbing manufacturing activity. Banks’ stock prices were pummeled throughout the period by balance sheet and capital adequacy worries, as well as uncertainty regarding the efficacy of government-initiated financial market rescue plans. All of these “negatives” trumped an unprecedented, massive amount of fiscal and monetary policy responses to the economic and financial crises implemented or announced by governments and central banks around the world. Many well-known broad-market global equity indices posted steep losses of -30% or more, as shown below:

Index Name	Universe of Equities Represented	Six-Month Total Return
US
S&P 500	US large-capitalization equities	-30.54%

Russell 3000	US publicly-traded equities of all sizes	-31.12%

Russell 2000	US small-capitalization equities	-37.17%

Russell Mid-Cap	US medium-capitalization equities	-33.80%

Index Name	Universe of Equities Represented	Six-Month Total Return
INTERNATIONAL
MSCI EAFE (US$)	Equities in developed international equity markets, including Japan, Western Europe, and Australasia	-31.11%

MSCI Emerging Markets (US$)	Equities in developing international equity markets, including China, India, Eastern Europe, and Latin America	-26.91%

MSCI ACWI (US$)	Equities in the global developed and emerging markets	-30.68%

US LARGE-CAPITALIZATION EQUITIES

US large-cap stocks posted dismal returns for the six-month period ended March 31, 2009. All of the 10 S&P 500 Index economic sectors, as defined under the Global Industry Classification Standard (“GICS”)(1), were in negative territory. Financials (-55%), Industrials (-40%), Materials (-32%), Energy (-30%), and Consumer Discretionary (-29%) were the weakest-performing sectors. Information Technology (-23%), Consumer Staples (-22%), Utilities (-21%), and Health Care (-19%) also experienced sharp declines. Telecommunication Services was the strongest-performing sector with a return of -8%.

(1)
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and service mark of MSCI, Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by Marsico Capital Management, LLC (“MCM”). Neither MSCI, S&P, nor MCM or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. MSCI, S&P, MCM, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

 MARKET ENVIRONMENT

At an industry level, the performance picture was equally bleak. Financials-related industries were among the poorest-performing groups, including Real Estate (-62%), Banks (-57%), Diversified Financials (-54%), and Insurance (-51%). Many other industry groups posted losses in excess of -30%, such as Automobiles & Components (-60%), Capital Goods (-42%), Consumer Durables & Apparel (-41%), Media (-37%), Transportation (-36%), Household & Personal Products (-31%), and Commercial & Professional Services (-31%). Remaining industry groups in the Index generally experienced losses of between -14% and -30%.

US ALL-CAPITALIZATION EQUITIES

Performance of the broad US equity market, as measured by the Russell 3000 Index which encompasses publicly-traded companies of all sizes, was extremely poor for the six-month period. Weakness in the Russell 3000 Index was widespread. Sector-level and industry-level performance was negative across the board. Similar to the S&P 500 Index, Financials (-52%), Industrials (-40%), Materials (-34%), Energy (-32%), and Consumer Discretionary (-31%) were the weakest-performing sectors. The small-capitalization area of the US equity market was comparatively weaker than large-and mid-capitalization equities. Small-capitalization equities are generally thought to not perform as well as large-capitalization equities during times of weakening economic conditions.

INTERNATIONAL EQUITIES

Similar to their US counterparts, international equities posted significant declines for the six-month period ended March 31, 2009. Sharply negative returns were experienced across market capitalizations and geographic regions.

There was tremendous volatility in currency movements versus the US dollar during the period. Overall, US-based investors in international equities did not get the benefit of a significant currency “lift” during the six-month period, as the dollar strengthened as compared to certain currencies including the euro and the pound. Some of this currency effect was offset by the US dollar’s weakness versus the Japanese yen.

MSCI EAFE Index performance was poor across all 10 GICS sectors. The weakest-performing sectors were Financials (-46%), Materials (-31%), and Industrials (-30%). Telecommunication Services was the best-performing foreign equity sector with a return of -18%. All other sectors were down between -20% and -27%.

Every GICS industry group in the MSCI EAFE Index had a double-digit negative return. The most significant laggards were Financials-related industries: Banks (-49%), Diversified Financials (-45%), Insurance (-43%), and Real Estate (-35%). Retailing was the strongest-performing industry of the index with a return of -14%.

The MSCI EAFE Index’s largest country-level constituents had unfavorable results for the period. The United Kingdom and Japan, which together comprise approximately 45% of the Index, posted returns of -34% and -24%, respectively. Emerging markets fared modestly better than their developed-market counterparts. As noted above, the MSCI Emerging Markets Index posted a six-month return of -27%.

THE MARSICO INVESTMENT TEAM

 FOCUS FUND & GROWTH FUND

INVESTMENT REVIEW BY TOM MARSICO (UNAUDITED)

The Focus Fund and the Growth Fund posted performance that was in-line with their primary benchmark index for the six-month fiscal period ended March 31, 2009. The Marsico Focus Fund generated a total return of -30.37%, while the Marsico Growth Fund posted a return of -31.40%. For comparative purposes, the S&P 500 Index – which we consider to be the Funds’ primary benchmark index – had a total return of -30.54% for the period ended March 31, 2009. Please see the Funds’ Overviews for more detailed information about each Fund’s longer-term performance for various periods ended March 31, 2009.

The performance data for the Funds quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.1

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Funds are intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Funds may not necessarily hold these securities or investments today. Please see the accompanying Schedules of Investments for the percentage of each Fund’s portfolio represented by the securities mentioned in this report.

As you know, the Focus Fund and Growth Fund often invest in similar growth companies. Their performance may differ at times, however, because of a variety of factors. Among other factors, the Focus Fund is a non-diversified mutual fund that may invest in a more concentrated portfolio and may hold the securities of fewer issuers than the Growth Fund. As a result, the Focus Fund may hold some securities that are different from those held by the Growth Fund, and may be more exposed to individual stock volatility than the Growth Fund or other mutual funds that invest in a larger number of securities.

FOCUS FUND

The six-month performance of the Focus Fund was, on balance, similar to the S&P 500 Index. There were, however, certain factors that positively or negatively affected the Fund’s investment results as compared with the S&P 500 Index.

The Fund was positively impacted by stock selection and an overweight posture in the Information Technology sector. While the Fund’s Information Technology holdings posted a collective loss of -10% during the reporting period, this return was significantly better than the S&P 500 Index’s Information Technology sector return of -23%. The Fund also benefitted from an overweighted posture in the sector during the latter months of the performance period, as Information Technology was the strongest-performing sector of the benchmark index for the first three months of 2009.

Stock selection in the Health Care, Financials and Materials sectors also aided the Fund’s performance results. In Health Care, the Fund’s strongest-performing individual positions included pharmaceutical and biotechnology companies Genentech, Inc. (+7% prior to being tendered to Roche Holding AG), Schering-Plough Corporation (+55%), and Roche Holdings Ltd. – Spon. ADR (+22%).

The Fund held select positions in the Financials sector during the six-month period. While the Fund’s Financials holdings had an aggregate return of -39%, the return exceeded the -55% S&P 500 Index Financials’ sector return.

 FOCUS FUND & GROWTH FUND

The performance of the Fund’s Materials positions was led by natural resource company BHP Billiton PLC ADR (+12%).

The Fund’s cash position was elevated during the early portion of the reporting period. This positioning provided a limited measure of protection in the volatile market and helped preserve capital to some extent. As of March 31, 2009, cash and cash equivalents represented approximately 10% of the Fund’s total net assets.

There were several primary areas of weakness for the Focus Fund during the semi-annual period. Several of the Fund’s Consumer Discretionary positions experienced significant stock price declines. Hotel/casino operator holdings Las Vegas Sands Corp. (-87% prior to being sold) and Wynn Resorts Ltd. (-75%) were among the largest individual detractors from performance. The Fund’s energy-related positions also struggled, including Petroleo Brasileiro S.A. ADR (-54%), Schlumberger Ltd. (-44% prior to being sold), and Transocean Ltd. (-46%). Certain of the Fund’s banking-related positions posted sharp losses, including Wells Fargo & Company (-73% prior to being sold) and U.S. Bancorp (-58%).

The Fund’s sector allocations are primarily a residual by-product of its bottom-up stock selection process rather than a proactive facet of its investment strategy, but sector allocations can – at times – have a material effect on the Fund’s performance as compared to its benchmark index. For the six-month period, the Fund’s performance was adversely affected by having an underweighted posture in strong-performing sectors of the benchmark index such as Health Care, Telecommunication Services, and Consumer Staples, while having an overweighted allocation to weak-performing areas including Financials and Industrials.

During the period, the Fund reduced its exposure to the Financials and Consumer Discretionary sectors while increasing its exposure to Information Technology and Health Care.

GROWTH FUND

The Growth Fund shared many of the Focus Fund’s performance attributes for the six-month period ended March 31, 2009. Like the Focus Fund, certain of the Growth Fund’s Energy positions struggled, most notably Petroleo Brasileiro S.A. ADR (-24%), Schlumberger Ltd. (-50% prior to being sold), and Transocean Ltd. (-46%). Hotel/casino operators Las Vegas Sands Corp. (-82% prior to being sold) and Wynn Resorts Ltd. (-75%) were among the Fund’s weakest-performing individual positions.

Also similar to the Focus Fund, the Growth Fund’s sector allocations had an overall negative impact on performance relative to the benchmark. In particular, the Fund was hurt by having an overweighted allocation to weak-performing areas including Financials and Industrials, while having less exposure than the benchmark index to stronger-performing sectors such as Health Care, Telecommunication Services, and Consumer Staples.

A number of the Growth Fund’s Industrials holdings experienced severe price declines. Railroad operators Union Pacific Corporation and Norfolk Southern Corporation posted returns of -42% and -48%, respectively. Aerospace/defense companies Lockheed Martin Corporation (-36%) and General Dynamics Corporation (-43%) each had a material, negative impact on performance.

Other notable laggards were Financials common stock holdings in banks Wells Fargo & Company (-73% prior to being sold), U.S. Bancorp (-58%), and Bank of America Corporation (-51% prior to being sold).

 FOCUS FUND & GROWTH FUND

There were a few areas of strength for the Fund, including stock selection in the Information Technology, Health Care, and Materials sectors. Biotechnology/pharmaceutical companies Schering-Plough Corporation (+55%), Genentech, Inc. (+7% prior to being tendered to Roche Holding AG), and Roche Holdings Ltd. – Spon. ADR (+22%) were among the Fund’s best-performing holdings. Information Technology positions Apple, Inc. (-9%) and International Business Machines Corporation (+3%) posted results surpassing those of the benchmark index. Natural resources company BHP Billiton PLC ADR gained +12%.

While the Fund’s Financials positions posted a collective return of -45%, the Fund’s stock selection was stronger on a relative basis as compared to the -55% return of the S&P 500 Index’s Financials sector.

The Fund increased its exposure to the Information Technology, Consumer Services, and Health Care sectors during the period, while reducing exposure to Financials and Industrials sectors.

Fiscal Period-End Investment Posture

As of March 31, 2009, the Focus Fund’s and Growth Fund’s primary sector allocations included Information Technology, Consumer Discretionary, Industrials, Consumer Staples, and Health Care. The Funds had little or no exposure to Utilities and Telecommunication Services.

Sincerely,

THOMAS F. MARSICO
PORTFOLIO MANAGER

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

FOCUS FUND OVERVIEW

March 31, 2009 (Unaudited)

The Focus Fund invests primarily in the common stocks of large companies, normally a core position of 20–30 common stocks that are selected for their long-term growth potential.

TOTAL ANNUAL OPERATING EXPENSES* 1.22%	NET ASSETS $1,876,477,523	NET ASSET VALUE PER SHARE $10.65

GROWTH OF $10,000(1)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(2)	TOP FIVE HOLDINGS

	McDONALD’S CORPORATION	10.75%
	VISA, INC. – CL. A	6.80%
	WAL-MART STORES, INC.	5.83%
	TRANSOCEAN LTD.	5.01%
	MASTERCARD, INC. – CL. A	4.80%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2009 and may differ from the expense ratios disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1)	This chart assumes an initial investment of $10,000 made on March 31, 1999. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(2)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO FOCUS FUND
SCHEDULE OF INVESTMENTS
March 31, 2009 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS

Aerospace/Defense
General Dynamics Corporation	1,308,844	$54,434,822	2.90%
Lockheed Martin Corporation	1,092,084	75,386,558	4.02
		129,821,380	6.92
Agricultural Chemicals
Monsanto Company	1,052,281	87,444,551	4.66
Potash Corporation of
Saskatchewan, Inc.	371,431	30,015,339	1.60
		117,459,890	6.26
Casino Hotels
Wynn Resorts Ltd.*	1,690,015	33,749,600	1.80

Commercial Services - Finance
MasterCard, Inc. - Cl. A	537,545	90,028,037	4.80
Visa, Inc. - Cl. A	2,295,275	127,617,290	6.80
		217,645,327	11.60
Computers
Apple, Inc.*	770,481	80,992,963	4.31
International Business
Machines Corporation	307,498	29,793,481	1.59
		110,786,444	5.90
Diversified Banking Institution
JPMorgan Chase & Co.	2,321,979	61,718,202	3.29
The Goldman Sachs Group, Inc.	739,934	78,447,802	4.18
		140,166,004	7.47
Diversified Minerals
BHP Billiton PLC ADR	494,300	19,549,565	1.04

Medical - Biomedical/Genetic
Gilead Sciences, Inc.*	1,198,102	55,496,085	2.96

Medical - Drugs
Abbott Laboratories	504,080	24,044,616	1.28
Roche Holdings Ltd. – Spon. ADR	890,609	30,636,949	1.63
Schering-Plough Corporation	1,624,936	38,267,243	2.04
		92,948,808	4.95
Oil & Gas Drilling
Transocean Ltd.*	1,598,646	94,064,331	5.01

Oil Companies - Integrated
Petroleo Brasileiro S.A. ADR	1,153,905	35,159,485	1.87

Retail - Discount
Wal-Mart Stores, Inc.	2,097,648	109,287,461	5.83

Retail - Drug Store
CVS Caremark Corporation	2,621,681	72,070,011	3.84

Retail - Restaurants
McDonald’s Corporation	3,697,016	201,746,163	10.75

Super-Regional Bank - U.S.
U.S. Bancorp	3,052,652	44,599,246	2.38

Transport - Rail
Union Pacific Corporation	2,014,480	82,815,273	4.41

Web Portals/ISP
Google, Inc. - Cl. A*	239,137	83,234,024	4.44

Wireless Equipment
QUALCOMM, Inc.	1,492,735	58,082,319	3.10

TOTAL COMMON STOCKS
(Cost $1,851,387,479)		1,698,681,416	90.53

SHORT-TERM INVESTMENTS
Federal Home Loan Bank
Discount Note, 0.010%, 04/01/09	23,700,000	23,700,000	1.26
SSgA Money Market Fund, 0.431%	46,272,989	46,272,989	2.47
SSgA Prime Money
Market Fund, 0.511%	83,291,381	83,291,381	4.44
SSgA U.S. Government
Money Market Fund, 0.022%	37,041,163	37,041,163	1.97

TOTAL SHORT-TERM INVESTMENTS
(Cost $190,305,533)		190,305,533	10.14

TOTAL INVESTMENTS
(Cost $2,041,693,012)		1,888,986,949	100.67

Liabilities, Less Cash and Other Assets		(12,509,426)	(0.67)

NET ASSETS		$1,876,477,523	100.00%

*	Non-income producing.
See notes to financial statements.

 GROWTH FUND OVERVIEW

March 31, 2009 (Unaudited)

The Growth Fund invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Growth Fund will normally hold a core position of between 35 and 50 common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.25%	NET ASSETS $1,059,640,920	NET ASSET VALUE PER SHARE $11.39

GROWTH OF $10,000(1)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(2)	TOP FIVE HOLDINGS

	McDONALD’S CORPORATION	7.84%
	VISA, INC. – CL. A	4.67%
	MONSANTO COMPANY	4.64%
	MASTERCARD, INC. – CL. A	4.59%
	APPLE, INC.	4.25%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2009 and may differ from the expense ratios disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1)	This chart assumes an initial investment of $10,000 made on March 31, 1999. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(2)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

 SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND
SCHEDULE OF INVESTMENTS
March 31, 2009 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS

Aerospace/Defense
General Dynamics Corporation	775,878	$32,268,766	3.04%
Lockheed Martin Corporation	605,828	41,820,307	3.95
		74,089,073	6.99

Agricultural Chemicals
Monsanto Company	591,528	49,155,977	4.64
Potash Corporation of
Saskatchewan, Inc.	221,111	17,867,980	1.69
		67,023,957	6.33

Athletic Footwear
NIKE, Inc. - Cl. B	632,891	29,676,259	2.80

Casino Hotels
Wynn Resorts Ltd.*	833,787	16,650,726	1.57

Commercial Services - Finance
MasterCard, Inc. - Cl. A	290,013	48,571,377	4.59
Visa, Inc. - Cl. A	890,306	49,501,014	4.67
		98,072,391	9.26

Computers
Apple, Inc.*	428,377	45,030,990	4.25
International Business
Machines Corporation	173,831	16,842,486	1.59
		61,873,476	5.84

Diversified Banking Institution
JPMorgan Chase & Co.	1,270,456	33,768,720	3.19
The Goldman Sachs Group, Inc.	316,427	33,547,591	3.16
		67,316,311	6.35

Diversified Minerals
BHP Billiton PLC ADR	271,000	10,718,050	1.01

Industrial Gases
Praxair, Inc.	393,967	26,510,039	2.50

Medical - Biomedical/Genetic
Genzyme Corporation*	53,536	3,179,503	0.30
Gilead Sciences, Inc.*	293,263	13,583,942	1.28
		16,763,445	1.58

Medical - Drugs
Abbott Laboratories	361,249	17,231,577	1.63
Roche Holdings Ltd. - Spon. ADR	504,089	17,340,662	1.64
Schering-Plough Corporation	901,427	21,228,606	2.00
		55,800,845	5.27

Medical Products
Johnson & Johnson	258,001	13,570,853	1.28

Oil & Gas Drilling
Transocean Ltd.*	713,555	41,985,576	3.96

Oil Companies - Integrated
Petroleo Brasileiro S.A. ADR	649,058	19,776,797	1.87

Retail - Building Products
Lowe’s Companies, Inc.	711,788	12,990,131	1.23

Retail - Discount
Costco Wholesale Corporation	663,017	30,710,947	2.90
Wal-Mart Stores, Inc.	744,457	38,786,210	3.66
		69,497,157	6.56

Retail - Drug Store
CVS Caremark Corporation	1,255,846	34,523,207	3.26

Retail - Restaurants
McDonald’s Corporation	1,522,751	83,096,522	7.84
YUM! Brands, Inc.	1,522,956	41,850,831	3.95
		124,947,353	11.79

Super-Regional Bank - U.S.
U.S. Bancorp	1,467,920	21,446,311	2.02

Transport - Rail
Norfolk Southern Corporation	511,055	17,248,106	1.63
Union Pacific Corporation	956,049	39,303,175	3.71
		56,551,281	5.34

Web Portals/ISP
Google, Inc. - Cl. A*	110,241	38,370,482	3.62

Wireless Equipment
QUALCOMM, Inc.	850,917	33,109,181	3.12

TOTAL COMMON STOCKS
(Cost $1,036,826,329)		991,262,901	93.55

PREFERRED STOCKS

Super-Regional Banks - U.S.
Wells Fargo & Company,
Series J Pref. , 8.000%	337,000	5,247,090	0.49

TOTAL PREFERRED STOCKS
(Cost $5,954,707)		5,247,090	0.49

SHORT-TERM INVESTMENTS
SSgA Prime Money Market
Fund, 0.511%	17,600,980	17,600,980	1.66
SSgA U.S. Government Money
Market Fund, 0.022%	47,134,692	47,134,692	4.45

TOTAL SHORT-TERM INVESTMENTS
(Cost $64,735,672)		64,735,672	6.11

TOTAL INVESTMENTS
(Cost $1,107,516,708)		1,061,245,663	100.15

Liabilities, Less Cash and Other Assets		(1,604,743)	(0.15)

NET ASSETS		$1,059,640,920	100.00%

*	Non-income producing.
See notes to financial statements.

 21st CENTURY FUND

INVESTMENT REVIEW BY CORY GILCHRIST (UNAUDITED)

The 21st Century Fund posted a return of -37.88% for the six-month fiscal period ended March 31, 2009. The Fund’s return underperformed the S&P 500 Index, which we consider to be the Fund’s primary benchmark index and which had a total return of -30.54% over the same time period. For comparative purposes, the Russell 3000 Index, a proxy for the performance of all publicly-traded US equity securities including smaller capitalization companies (which may be a useful representation of the Fund’s ability to invest across the entire market capitalization spectrum), had a total return of -31.12%. Please see the Fund Overview for more detailed information about the Fund’s longer-term performance for various time periods ended March 31, 2009.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.1

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Funds are intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report.

There were a number of factors that negatively impacted the 21st Century Fund’s investment results. In the course of our research efforts during the period, we identified a number of companies with unique, value-added products and services that we believed were in a position to gain market share despite the headwinds of slower global economic growth and subdued consumer discretionary spending. In reflecting on the six-month period covered in this report, we believe that fundamental positive characteristics of many individual companies were not recognized by the market, and that there was relatively little differentiation across companies, industries, and sectors. Despite our conviction in the long-term growth prospects for specific companies, the market painted with a very broad brush – entire sectors and industries traded down sharply and in highly correlated fashion as prospects for global economic growth deteriorated, investor risk aversion skyrocketed, and there was a massive flight to safety. This extremely pessimistic backdrop – however temporary it may prove to be – was perhaps most acutely manifested in the Financials sector, and in industries perceived to be vulnerable to tighter credit conditions.

The largest detractor from the Fund’s semi-annual performance was the Fund’s significant allocation to the Financials sector. As discussed earlier, most financial companies were under severe stress during the period, and Financials was the weakest-performing sector of the S&P 500 Index with a return of -55%. On average, the Fund had nearly twice the exposure to the Financials sector that the Index had. Eventually, we took steps to lighten the Fund’s Financials holdings; much of that reduction took place in the aftermath of Treasury Secretary Geithner’s announcement of the government’s Financial Stability Plan, which was – in our view – long on concept, but short on crucial details and appeared to reverse course in several respects. However, as it turned out, our decision to pare the Fund’s financial services-related holdings, especially banks, coincided with a fairly significant rally in those stocks. Put another way, with regard to the Financials, the Fund “over-participated” in the sell-off, and “under-participated” in the rally.  Several of the Fund’s Financials holdings experienced severe price declines such as Wells Fargo & Company (-78%), JPMorgan Chase & Co. (-42%), U.S. Bancorp (-74% prior to being sold), and SunTrust Banks, Inc. (-67% prior to being sold).

Another primary area of weakness was stock selection in the Consumer Discretionary sector.  Gaming stocks performed more poorly than we expected.  To a significant degree, concerns about balance sheet strength and access to the credit markets weighed on the gaming industry as a whole, exacerbated by the sharp slowdown in global economic growth and reduced consumer discretionary spending.  Another significant, and unexpected, development was the Chinese government’s decision to restrict visitations to Macau, which impacted gaming company revenues significantly.  Hotel/casino operators Las Vegas Sands Corp. and Wynn Resorts Ltd., in our view, both may have valuable assets and may be well-positioned internationally.  We sold Las Vegas Sands Corp., however, based on our view that its balance sheet was not as strong as that of Wynn Resorts Ltd., and on concerns regarding the depth and stability of its senior management team.  Las Vegas Sands Corp. (-91% prior to being sold) and Wynn Resorts Ltd. (-76%) were among the Fund’s largest individual detractors from performance.  Other Consumer Discretionary stocks that performed

 21st CENTURY FUND

poorly included Retailer Saks, Inc., which skidded -84% before being sold from the Fund, and media company Live Nation, Inc., which dropped -78% prior to being sold.

The Fund’s Health Care positions declined -30%, in aggregate for the reporting period. This performance result lagged the performance of the benchmark index sector, which posted a return of -19%. Fund holding Amylin Pharmaceuticals, Inc. (-63% prior to being sold) materially detracted from performance results. The Fund had few investments in the Health Care sector during the period. This investment posture presented an “opportunity cost” for the Fund, as the sector fared better than many other areas of the benchmark index.

Several individual positions fell significantly in value, including wind turbine manufacturer Vestas Wind Systems A/S (-48%), consumer staples retailer Costco Wholesale Corportion (-28%), and beverage company Heineken Holding N.V. (-37%).

There were a few areas of strength for the Fund during the period. The Fund’s Materials, Information Technology, and Industrials sector-level returns surpassed those of their respective S&P 500 Index sector returns. The Fund’s investment results were also helped by strong performance of several individual positions. Financial services company The Charles Schwab Corporation appreciated by nearly 8% during the period and wireless communication tower operator Crown Castle International Corp. gained 25%. Infrastructure services provider AECOM Technology Corporation and Southwestern Energy Company (prior to being sold) posted solid returns of 6% and 14%, respectively.

The Fund held an average of 10% in cash and cash equivalents during the six-month period. The elevated cash level provided a measure of down-side protection. The Fund’s cash positions decreased during the latter portion of the reporting period.

During the period, the Fund increased its exposure to Information Technology, Health Care, and Energy sectors while reducing exposure to Consumer Discretionary and Financials.

The 21st Century Fund has tended to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

Fiscal Period-End Investment Posture

As of March 31, 2009, the Fund’s primary economic sector allocations were in the following areas: Information Technology, Financials, Industrials, Health Care, and Consumer Staples. The Fund had little or no exposure to the Utilities sector.

Sincerely,

CORYDON J. GILCHRIST, CFA
PORTFOLIO MANAGER

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. For the period prior to March 31, 2004, the performance returns for the 21st Century Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. For the period beginning April 2004 through January 2005, performance returns for the Fund would have been higher but for the reimbursement of fees waived previously. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

 21st CENTURY FUND OVERVIEW

March 31, 2009 (Unaudited)

The 21st Century Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 50 common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.31%	NET ASSETS $831,834,924	NET ASSET VALUE PER SHARE $7.96

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	MASTERCARD, INC. – CL. A	6.51%
	COSTCO WHOLESALE CORPORATION	4.76%
	APPLE, INC.	4.70%
	GOOGLE, INC. – CL. A	4.59%
	MONSANTO COMPANY	4.13%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2009 and may differ from the expense ratios disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1)
The performance returns for the 21st Century Fund (for the period prior to March 31, 2004) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. For the period beginning April 2004 through January 2005, performance returns for the 21st Century Fund would be higher but for the reimbursement of fees waived previously.

(2)	This chart assumes an initial investment of $10,000 made on February 1, 2000 (inception). Total returns are based on net change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

 SCHEDULE OF INVESTMENTS

MARSICO 21st CENTURY FUND
SCHEDULE OF INVESTMENTS
March 31, 2009 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS

Aerospace/Defense
Raytheon Company	496,683	$19,340,836	2.33%

Agricultural Chemicals
Monsanto Company	413,675	34,376,392	4.13

Applications Software
Citrix Systems, Inc.*	702,325	15,900,638	1.91

Brewery
Anheuser-Busch InBev N.V.	509,320	14,024,219	1.69
Heineken Holding N.V.	1,056,608	25,614,846	3.08
		39,639,065	4.77

Casino Hotels
Wynn Resorts Ltd.*	499,157	9,968,165	1.20

Commercial Bank - Western U.S.
City National Corporation	362,009	12,225,044	1.47

Commercial Services - Finance
MasterCard, Inc. - Cl. A	323,241	54,136,403	6.51
Visa, Inc. - Cl. A	325,059	18,073,280	2.17
		72,209,683	8.68

Computers
Apple, Inc.*	372,164	39,121,880	4.70

Diversified Banking Institution
JPMorgan Chase & Co.	1,255,601	33,373,875	4.01
The Goldman Sachs Group, Inc.	233,020	24,704,780	2.97
		58,078,655	6.98
Diversified Minerals
BHP Billiton PLC	1,066,701	21,041,352	2.53

E-Commerce/Products
Blue Nile, Inc.*	130,070	3,921,610	0.47

Engineering/R&D Services
AECOM Technology Corporation*	249,477	6,506,360	0.78

Finance - Investment Banker/Broker
Duff & Phelps Corporation - Cl. A*	829,448	13,063,806	1.57
Jefferies Group, Inc.	1,508,236	20,813,657	2.50
The Charles Schwab Corporation	1,967,801	30,500,915	3.67
		64,378,378	7.74

Investment Management/Advisory Services
Oaktree Capital Group, LLC -
Cl. A 144a	1,148,300	16,076,200	1.93

Medical - Biomedical/Genetic
Celgene Corporation*	374,273	16,617,721	2.00
Genzyme Corporation*	484,234	28,758,657	3.46
Gilead Sciences, Inc.*	388,576	17,998,841	2.16
		63,375,219	7.62

Medical - Drugs
Roche Holding AG	135,035	18,533,558	2.23

Medical - Generic Drugs
Perrigo Company	87,579	2,174,587	0.26

Medical Information Systems
athenahealth, Inc.*	284,349	6,855,654	0.82

Metal Processors & Fabricators
Precision Castparts Corp.	182,624	10,939,178	1.32

Oil & Gas Drilling
Pride International, Inc.*	358,512	6,446,046	0.78

Oil Companies - Integrated
Petroleo Brasileiro S.A. ADR	992,055	30,227,916	3.63

Power Conversion/Supply Equipment
Energy Conversion Devices, Inc.*	150,533	1,997,573	0.24
Vestas Wind Systems A/S*	723,106	31,766,158	3.82
		33,763,731	4.06

Resorts/Theme Parks
Vail Resorts, Inc.*	870,562	17,785,582	2.14

Retail - Building Products
The Home Depot, Inc.	1,148,466	27,057,859	3.25

Retail - Discount
Costco Wholesale Corporation	855,164	39,611,196	4.76

Retail - Restaurants
Buffalo Wild Wings, Inc.*	58,486	2,139,418	0.26
Darden Restaurants, Inc.	62,259	2,132,993	0.26
P.F. Chang’s China Bistro, Inc.*	71,228	1,629,697	0.19
Panera Bread Company - Cl. A*	39,625	2,215,037	0.27
The Cheesecake Factory, Inc.*	188,569	2,159,115	0.26
		10,276,260	1.24

Savings & Loans/Thrifts - Eastern U.S.
People’s United Financial, Inc.	756,971	13,602,769	1.64

Super-Regional Bank - U.S.
Wells Fargo & Company	1,081,738	15,403,949	1.85

Transport - Rail
Canadian National Railway Company	485,762	17,220,263	2.07

Web Portals/ISP
Google, Inc. - Cl. A*	109,799	38,216,640	4.59

Wireless Equipment
American Tower Corporation - Cl. A*	184,943	5,627,815	0.68
Crown Castle International Corp.*	994,665	20,301,113	2.44
QUALCOMM, Inc.	755,166	29,383,509	3.53
		55,312,437	6.65

TOTAL COMMON STOCKS
(Cost $908,835,341)		819,587,102	98.53

*	Non-income producing.
See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO 21st CENTURY FUND
SCHEDULE OF INVESTMENTS (continued)
March 31, 2009 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
PREFERRED STOCKS

Auto-Cars/Light Trucks
Volkswagen A.G. Pref.	39,794	$2,285,105	0.27%

TOTAL PREFERRED STOCKS
(Cost $2,166,297)		2,285,105	0.27

TOTAL INVESTMENTS
(Cost $911,001,638)		821,872,207	98.80

Cash and Other Assets, Less Liabilities		9,962,717	1.20

NET ASSETS		$831,834,924	100.00%

See notes to financial statements.

 INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT REVIEW BY JIM GENDELMAN (UNAUDITED)

The Marsico International Opportunities Fund posted a total return of (US$) -33.51% for the six-month fiscal period ended March 31, 2009. The Fund’s return trailed the MSCI EAFE Index, which we consider to be the Fund’s primary benchmark index and which had a total return of (US$) -31.11%. Please see the Fund Overview for more detailed information about the Fund’s longer-term performance for various time periods ended March 31, 2009.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.1

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Funds are intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report.

A number of factors materially impacted the Fund’s investment results for the six-month period. The Fund’s stock selection in several sectors did not keep pace with the performance results of their sector counterparts in the MSCI EAFE Index.

The most significant areas of weakness were stock selection in the Industrials, Materials, and Consumer Discretionary sectors. The Fund’s Industrials positions had an aggregate loss of -42% during the period. Wind energy companies Vestas Wind Systems A/S and Gamesa Corporación Tecnológica S.A. were the primary detractors with losses of -49% and -63%, respectively. In the Materials sector, Mexico-based cement provider CEMEX S.A.B. de C.V. Spon. ADR dropped -64% and German industrial gas producer Linde AG declined nearly -36%. The primary blemish in the Consumer Discretionary sector was hotel/casino operator Las Vegas Sands Corp. which dropped -86%.

The Fund’s results in the Financials sector were mixed. The Fund was positively impacted by maintaining less exposure than the benchmark index to the hard-hit Financials sector. A position in Industrial and Commercial Bank of China Ltd. – Cl. H posted a solid gain of +5%. There were a number of Financials holdings, however, that declined by -50% or more, including France-based insurance and financial services company AXA (prior to being sold), diversified financials company Credit Suisse Group AG, France-based bank BNP Paribas, Japan-headquartered Mizuho Financial Group, Inc., and Deutsche Bank AG (prior to being sold).

There were several positive areas in the Fund’s performance. A particular area of strength was the Fund’s investments in the Pharmaceuticals, Biotechnology & Life Sciences industry, led by a position in Genentech, Inc. (+11% prior to being sold). The Fund further benefitted from a decision to overweight the Health Care sector, as it was one of the strongest-performing sectors of the benchmark index.

A second major positive contributor to the Fund’s performance was its Information Technology holdings. These included Taiwan Semiconductor Manufacturing Co. Ltd. Spon. ADR (-5%) and ASML Holding N.V.(+7%), a Dutch company that supplies systems for the semiconductor industry.

 INTERNATIONAL OPPORTUNITIES FUND

The Fund had cash and cash equivalent positions of approximately 8%, on average. Given the volatility and overall decline in international equity prices, the Fund’s cash weighting had a positive impact on performance as compared to the fully-invested MSCI EAFE Index. The Fund further benefitted in general from dollar strengthening through its dollar-based holdings (including cash equivalents) and its tendency to be underweighted in countries whose “home currency” depreciated substantially versus the dollar, including the euro and the pound. Currency effect is a residual by-product of the Fund’s bottom-up stock selection process and is not a central tenet of our investment process.

The International Opportunities Fund has tended to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

Fiscal Period-End Investment Posture

As of March 31, 2009, the Fund’s primary economic sector allocations included Financials, Health Care, Industrials, Consumer Staples, and Materials. The Fund had little or no exposure to the Utilities sector. In terms of country allocations, the Fund’s most significant weightings at period-end were Switzerland, the United Kingdom, Japan, the United States, and Brazil. The Fund held several positions domiciled in emerging markets including Brazil, Taiwan, Israel, Mexico, India, and China. Such emerging markets exposure represented approximately 20% of the Fund’s net assets as of March 31, 2009. As mentioned in previous shareholder reports, country-level weightings generally should be considered a residual by-product of the Fund’s bottom-up stock selection process rather than a major, proactive facet of its investment strategy.

Sincerely,

JAMES G. GENDELMAN
PORTFOLIO MANAGER

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. For the period prior to September 30, 2004, the performance returns for the International Opportunities Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. For the period beginning October 2004 through December 2005, performance returns for the International Opportunities Fund would have been higher but for the reimbursement of fees waived previously. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

INTERNATIONAL OPPORTUNITIES FUND OVERVIEW

March 31, 2009 (Unaudited)

The International Opportunities Fund invests primarily in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. It normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in various issuers or securities that together have ties to at least four different foreign countries. Some issuers or securities in the Fund’s portfolio may be based in or economically tied to the United States. The Fund may hold an unlimited number of common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.36%	NET ASSETS $321,125,355	NET ASSET VALUE PER SHARE $8.02

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	TEVA PHARMACEUTICAL INDUSTRIES LTD. SPON. ADR	3.74%
	VESTAS WIND SYSTEMS A/S	3.31%
	ROCHE HOLDING AG	3.25%
	NINTENDO CO., LTD.	3.12%
	ROGERS COMMUNICATIONS, INC. – CL. B	3.12%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2009 and may differ from the expense ratios disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1)
The performance returns for the International Opportunities Fund (for the period prior to September 30, 2004) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. For the period beginning October 2004 through December 2005, performance returns for the International Opportunities Fund would be higher but for the reimbursement of fees waived previously.

(2)	This chart assumes an initial investment of $10,000 made on June 30, 2000 (inception). Total returns are based on net change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

The Morgan Stanley Capital International (MSCI) EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE). You cannot invest directly in an index.

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2009 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS

Agricultural Chemicals
Potash Corporation of
Saskatchewan, Inc.	88,821	$7,177,625	2.24%

Airlines
Singapore Airlines Ltd.	227,000	1,497,039	0.47

Automotive - Cars/Light Trucks
Bayerische Motoren Werke AG	103,671	2,990,404	0.93
Honda Motor Co., Ltd.	152,700	3,635,139	1.13
		6,625,543	2.06

Brewery
Anheuser-Busch InBev N.V.	271,186	7,467,156	2.32
Heineken N.V.	231,349	6,571,975	2.05
		14,039,131	4.37

Building - Residential/Commercial
Gafisa S.A.	572,281	2,874,048	0.90

Building Products - Air/Heating
Daikin Industries, Ltd.	130,373	3,589,429	1.12

Building Products - Cement/Aggregates
CEMEX, S.A.B. de C.V. Spon. ADR*	1,400,650	8,754,063	2.73

Casino Hotels
Las Vegas Sands Corp.*	685,189	2,062,419	0.64

Cellular Telecom
Rogers Communications, Inc. - Cl. B	435,051	10,023,978	3.12
Vodafone Group PLC	4,630,064	8,072,306	2.52
		18,096,284	5.64

Chemicals - Specialty
Lonza Group AG*	94,288	9,315,819	2.90

Commercial Banks - Non-U.S.
ICICI Bank Ltd. Spon. ADR	307,231	4,083,100	1.27
Industrial and Commercial
Bank of China Ltd. - Cl. H	5,742,000	2,969,431	0.92
Itau Unibanco Banco
Multiplo S.A. ADR	739,399	8,044,661	2.50
Julius Baer Holding Ltd.	212,629	5,224,466	1.63
Mizuho Financial Group, Inc.	1,801,000	3,516,923	1.10
		23,838,581	7.42

Diversified Banking Institution
BNP Paribas	70,485	2,907,966	0.91
Credit Suisse Group AG	300,514	9,150,041	2.85
		12,058,007	3.76

Diversified Minerals
Companhia Vale do Rio Doce ADR	237,900	3,164,070	0.99

Electronic Components - Miscellaneous
Hon Hai Precision Industry Co., Ltd.	2,865,550	6,484,164	2.02

Engineering/R&D Services
ABB Ltd.*	290,601	4,052,940	1.26

Finance - Investment Banker/Broker
Daiwa Securities Group, Inc.	884,000	3,917,576	1.22

Food - Miscellaneous/Diversified
Nestlé S.A.	283,603	9,581,341	2.98

Food - Retail
Tesco PLC	2,013,962	9,622,211	3.00

Hotels & Motels
Accor S.A.	154,076	5,362,375	1.67

Import/Export
Marubeni Corporation	1,758,000	5,536,882	1.72

Industrial Gases
Linde AG	119,892	8,140,426	2.54

Machinery - General Industrial
ALSTOM S.A.	96,054	4,980,998	1.55

Medical - Biomedical/Genetic
CSL Ltd.	434,271	9,813,006	3.06

Medical - Drugs
Actelion Ltd.*	64,565	2,946,509	0.92
Roche Holding AG	76,086	10,442,805	3.25
		13,389,314	4.17

Medical - Generic Drugs
Teva Pharmaceutical Industries
Ltd. Spon. ADR	266,845	12,021,367	3.74

Metal - Diversified
Rio Tinto PLC	143,883	4,831,317	1.50

Oil & Gas Drilling
Transocean Ltd.*	145,382	8,554,277	2.66

Oil Companies - Exploration & Production
CNOOC Ltd.	3,891,800	3,925,985	1.22

Oil Companies - Integrated
BG Group PLC	210,452	3,174,551	0.99
BP PLC	821,191	5,506,400	1.72
Petroleo Brasileiro S.A. ADR	298,745	9,102,760	2.83
		17,783,711	5.54

Power Conversion/Supply Equipment
Gamesa Corporación Tecnológica S.A.	544,718	6,986,817	2.18
Vestas Wind Systems A/S*	242,307	10,644,584	3.31
		17,631,401	5.49

Real Estate Operations/Developments
CapitaLand Ltd.	2,031,000	3,114,294	0.97
Cheung Kong (Holdings) Ltd.	460,000	3,964,664	1.23
Sumitomo Realty &
Development Co., Ltd.	157,000	1,754,089	0.55
		8,833,047	2.75

*	Non-income producing.
See notes to financial statements.

SCHEDULE OF INVESTMENTS

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS (continued)

Retail - Apparel/Shoes
Esprit Holdings, Ltd.	839,500	$4,283,425	1.33%
H&M Hennes & Mauritz AB - Cl. B	48,887	1,832,779	0.57
		6,116,204	1.90

Retail - Jewelry
Compagnie Financière Richemont SA	109,228	1,705,434	0.53

Semiconductor Components-Integrated Circuitry
Taiwan Semiconductor Manufacturing
Co., Ltd. Spon. ADR	924,434	8,273,684	2.58

Semiconductor Equipment
ASML Holding N.V.	191,863	3,378,314	1.05

Soap & Cleaning Preparations
Reckitt Benckiser Group PLC	91,411	3,429,712	1.07

Telephone - Integrated
Telefonica, SA	411,298	8,201,818	2.55

Toys
Nintendo Co., Ltd.	34,300	10,033,833	3.12

TOTAL COMMON STOCKS
(Cost $400,549,672)		308,693,395	96.13

SHORT-TERM INVESTMENTS
SSgA Prime Money Market
Fund, 0.511%	2,713,182	2,713,182	0.85
SSgA U.S. Government
Money Market Fund, 0.022%	14,425,769	14,425,769	4.49

TOTAL SHORT-TERM INVESTMENTS
(Cost $17,138,951)		17,138,951	5.34

TOTAL INVESTMENTS
(Cost $417,688,623)		325,832,346	101.47

Liabilities, Less Cash and Other Assets		(4,706,991)	(1.47)

NET ASSETS		$321,125,355	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Market Value	Percent of Investment Assets

Australia	$9,813,006	3.01%
Belgium	7,467,156	2.29
Brazil	23,185,539	7.11
Canada	17,201,603	5.28
China	2,969,431	0.91
Denmark	10,644,584	3.27
France	13,251,339	4.07
Germany	11,130,830	3.42
Hong Kong	12,174,074	3.74
India	4,083,100	1.25
Israel	12,021,367	3.69
Japan	31,983,871	9.82
Mexico	8,754,063	2.69
Netherlands	9,950,289	3.05
Singapore	4,611,333	1.41
Spain	15,188,635	4.66
Sweden	1,832,779	0.56
Switzerland	52,419,355	16.09
Taiwan	14,757,848	4.53
United Kingdom	34,636,497	10.63
United States(1)	27,755,647	8.52
Total	$325,832,346	100.00%

(1)	Includes short-term securities.

See notes to financial statements.

FLEXIBLE CAPITAL FUND

INVESTMENT REVIEW BY DOUG RAO (UNAUDITED)

The Flexible Capital Fund posted a total return of -27.09% for the six-month fiscal period ended March 31, 2009. That result outpaced the S&P 500 Index, which we consider to be the Fund’s primary benchmark index and which had a total return of -30.54%. Please see the Fund Overview for more detailed information about the Fund’s performance for various time periods ended March 31, 2009.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.1

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Funds are intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report.

The Fund’s performance during the six-month period ended March 31, 2009 benefitted primarily from stock selection in several sectors, including Financials, Consumer Discretionary, Energy, and Health Care.

The Fund’s Financials holdings posted a collective return of -41%, while the S&P 500 Index Financials sector declined -55%. Real estate investment trust company Redwood Trust, Inc. gained nearly 22% and had a material, positive impact on the Fund’s performance. Positions in India-based ICICI Bank Ltd. Spon. ADR (+32% prior to being sold), insurance provider Progressive Corporation (+24%), and financial services company The Charles Schwab Corporation (+28%) materially enhanced performance. Two of the Fund’s preferred stock positions, USB Capital XI and Countrywide Capital V, Capital Securities, were also positive contributors to performance results.

Consumer Discretionary holdings were led by online jewelry retailer Blue Nile, Inc. (+34%) and discount retailer Dollar Tree, Inc. (+25%). Several Energy holdings performed well, including Brazil-based OGX Petróleo e Gás Participacões S.A. (+22%) and Exxon Mobil Corporation (+27% prior to being sold). As to the Fund’s Health Care holdings, biotechnology company Genzyme Corporation (+11%) and pharmaceutical company Schering-Plough Corporation (+12%) contributed positively to the Fund’s six-month return.

The Fund had an average of approximately 12% in cash and cash equivalent positions during the six-month period. This posture helped the Fund’s performance, providing a measure of capital protection in a challenging equity market. As of March 31, 2009, the cash and cash equivalent positions were reduced to approximately 3% of the Fund’s net assets.

The main “Achilles heel” in terms of the Fund’s performance was an overweighted allocation to the Financials sector – a sector that was under tremendous stress throughout the period. As discussed earlier, although a number of the Fund’s Financials common stock positions performed well, there were several Financials common stock positions that had a material, negative effect on performance results. U.S. Bancorp (-52% prior to being sold), Oaktree Capital Group LLC – Cl.

FLEXIBLE CAPITAL FUND

A 144a (-49%), Wells Fargo & Company (-46% prior to being sold), and State Street Corporation (-56% prior to being sold) were among the Fund’s weakest-performing positions. The Fund also was hurt by having a limited number of investments in the Health Care and Telecommunication Services sectors. These were the best-performing sectors of the benchmark index, so the underweighted postures imposed an opportunity cost on the Fund’s performance.

Other individual positions posting sub-par returns included railroad operator Norfolk Southern Corporation (-53%), media and entertainment company Live Nation, Inc. (-59%), and wind energy turbine manufacturer Vestas Wind Systems A/S (-60%). All three positions were sold from the Fund prior to March 31, 2009.

The Flexible Capital Fund has tended to have a relatively high portfolio turnover level. This is attributable to the Fund’s investment style and its relatively small base of assets under management. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

Fiscal Period-End Investment Posture

As of March 31, 2009, the Fund’s primary economic sector allocations included Financials, Information Technology, Consumer Discretionary, and Health Care. The Fund had little or no exposure to Utilities and Telecommunication Services.

Sincerely,

A. DOUGLAS RAO
PORTFOLIO MANAGER

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. The performance returns for the Flexible Capital Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

FLEXIBLE CAPITAL FUND OVERVIEW

March 31, 2009 (Unaudited)

The Flexible Capital Fund invests primarily in equity securities and other investments that are selected primarily for their long-term growth potential. The Fund may invest in issuers of any size throughout the world, and will normally hold a core position of between 20 and 50 securities or other investments.

TOTAL ANNUAL OPERATING EXPENSES* NET EXPENSES*†	1.73% 0.77%	NET ASSETS $8,603,169	NET ASSET VALUE PER SHARE $6.30

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	BJ’S WHOLESALE CLUB, INC.	4.08%
	VISA, INC. – CL. A	3.51%
	OGX PETRÓLEO E GÁS PARTICIPAÇÕES S.A.	3.20%
	PRIDE INTERNATIONAL, INC.	3.12%
	WASTE MANAGEMENT, INC. 6.375%, 03/11/15	2.91%

*
The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2009 and may differ from the expense ratios disclosed in this report.

†
The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Flexible Capital Fund’s average net assets until December 31, 2009. This fee waiver may be terminated at any time after December 31, 2009. The Adviser may recoup any waived amount from the Fund pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1)	The performance returns for the Flexible Capital Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced.

(2)	This chart assumes an initial investment of $10,000 made on December 29, 2006 (inception). Total returns are based on change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO FLEXIBLE CAPITAL FUND
SCHEDULE OF INVESTMENTS
March 31, 2009 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS

Agricultural Chemicals
Monsanto Company	1,763	$146,505	1.70%
Potash Corporation of
Saskatchewan, Inc.	2,096	169,378	1.97
		315,883	3.67

Commercial Services - Finance
MasterCard, Inc. - Cl. A	1,492	249,880	2.90
Visa, Inc. - Cl. A	5,431	301,964	3.51
		551,844	6.41

Computers - Memory Devices
EMC Corporation*	20,364	232,150	2.70

Diversified Minerals
BHP Billiton PLC	9,176	181,002	2.10

Diversified Operations
China Merchants Holdings
(International) Co., Ltd.	56,000	129,913	1.51

E-Commerce/Products
Blue Nile, Inc.*	3,643	109,837	1.28

Finance - Investment Banker/Broker
The Charles Schwab Corporation	11,400	176,700	2.05

Food - Retail
Whole Foods Market, Inc.	8,014	134,635	1.57

Investment Management/Advisory Services
Oaktree Capital Group, LLC -
Cl. A 144a	7,600	106,400	1.24

Medical - Biomedical/Genetic
Genzyme Corporation*	3,798	225,563	2.62
Gilead Sciences, Inc.*	4,775	221,178	2.57
		446,741	5.19
Medical - Drugs
Schering-Plough Corporation	5,620	132,351	1.54

Medical - Generic Drugs
Teva Pharmaceutical Industries
Ltd. Spon. ADR	2,282	102,804	1.20

Medical Products
Baxter International, Inc.	3,215	164,672	1.91

Multimedia
Liberty Media LLC - Cl. A*	11,612	231,660	2.69

Oil & Gas Drilling
Pride International, Inc.*	14,914	268,154	3.12

Oil Companies - Exploration & Production
OGX Petróleo e Gás Participações S.A.*	900	275,853	3.20
Petrohawk Energy Corporation*	5,353	102,938	1.20
		378,791	4.40

	Number Of Shares/ Par Value	Value	Percent of Net Assets

Property/Casualty Insurance
The Progressive Corporation*	13,070	$175,661	2.04%

REITS-Mortgage
Redwood Trust, Inc.	10,084	154,789	1.80

REITS-Regional Malls
CapitaRetail China Trust	471,000	227,424	2.64

REITS-Shopping Centers
Link REIT	87,000	172,722	2.01

Retail - Apparel/Shoes
Li Ning Company Ltd.	103,500	170,929	1.99

Retail - Auto Parts
Advance Auto Parts, Inc.	4,150	170,482	1.98

Retail - Discount
BJ’s Wholesale Club, Inc.*	10,962	350,674	4.08
Dollar Tree, Inc.*	2,029	90,392	1.05
		441,066	5.13

Retail - Drug Store
CVS Caremark Corporation	6,120	168,239	1.96

Retail - Restaurants
Burger King Holdings, Inc.	10,137	232,644	2.70

Savings & Loans/Thrifts-Central U.S.
Meta Financial Group, Inc.	8,702	90,936	1.06

Semiconductor Components-Integrated Circuitry
Taiwan Semiconductor Manufacturing
Co., Ltd. Spon. ADR	13,674	122,382	1.42

Web Portals/ISP
Google, Inc. - Cl. A*	516	179,599	2.09

Wireless Equipment
QUALCOMM, Inc.	3,871	150,621	1.75

TOTAL COMMON STOCKS
(Cost $5,855,371)		6,121,031	71.15

CONVERTIBLE
CORPORATE BONDS

Oil & Gas Drilling
Transocean Ltd., 1.625%, 12/15/37	256,000	235,200	2.73%

TOTAL CONVERTIBLE
CORPORATE BONDS
(Cost $232,083)		235,200	2.73

*	Non-income producing.
See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO FLEXIBLE CAPITAL FUND
SCHEDULE OF INVESTMENTS (continued)
March 31, 2009 (Unaudited)

	Number of Shares/ Par Value	Value	Percent of Net Assets
CORPORATE BONDS

Electric - Integrated
Energy Future Holdings Corporation
144a, 10.875%, 11/01/17	300,000	$193,500	2.25%

Non-hazardous Waste Disposal
Waste Management, Inc.,
6.375%, 03/11/15	250,000	250,031	2.91

Retail - Office Supplies
Staples, Inc., 7.750%, 04/01/11	171,000	174,804	2.03

Wireless Equipment
Crown Castle International Corp.,
9.000%, 01/15/15	200,000	200,500	2.33

TOTAL CORPORATE BONDS
(Cost $809,007)		818,835	9.52

PREFERRED STOCKS

Finance - Mortgage Loan/Banker
Countrywide Capital V, Capital
Securities 7.000%	8,275	78,447	0.91

Medical - Drugs
Schering-Plough Corporation, Convertable
Pref. 6.000%	802	168,821	1.97

Super-Regional Banks - U.S.
USB Capital XI, 6.600%	10,025	197,994	2.30
Wells Fargo & Company,
Series J Pref., 8.000%	5,075	79,018	0.92
		277,012	3.22

TOTAL PREFERRED STOCKS
(Cost $458,016)		524,280	6.10

	Number of Shares	Value	Percent of Net Assets
SHORT-TERM
INVESTMENTS
SSgA U.S. Government
Money Market Fund, 0.022%	278,217	$278,217	3.23%

TOTAL SHORT-TERM
INVESTMENTS
(Cost $278,217)		278,217	3.23

TOTAL INVESTMENTS
(Cost $7,632,694)		7,977,563	92.73

Cash and Other Assets, Less Liabilities		625,606	7.27

NET ASSETS		$8,603,169	100.00%

See notes to financial statements.

GLOBAL FUND

INVESTMENT REVIEW BY CORY GILCHRIST, TOM MARSICO AND JIM GENDELMAN (UNAUDITED)

The Marsico Global Fund posted a total return of -33.90% for the six-month fiscal period ended March 31, 2009. The Fund’s return underperformed the MSCI All Country World Index (MSCI ACWI Index), which we consider to be the Fund’s primary benchmark index and which had a total return of -30.68%. The MSCI ACWI Index measures equity market performance in the global developed and emerging markets. Please see the Fund Overview for more detailed information about the Fund’s performance for various time periods ended March 31, 2009.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.1

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Funds are intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report.

There were a number of factors that contributed to the Global Fund’s underperformance for the six-month period ended March 31, 2009 (as compared with the MSCI ACWI Index).

The most significant detractor from performance results was stock selection in the Financials sector. In aggregate, the Fund’s Financials holdings skidded -58% compared to the -47% return of the MSCI ACWI Index Financials Sector. Wells Fargo & Company (-82%), U.S. Bancorp (-74%), JP Morgan Chase & Co. (-39%), Credit Suisse Group AG (-62%), and Bank of America Corporation (-47%) experienced sizeable declines. The Financials exposure was reduced during the period and U.S Bancorp, Credit Suisse Group AG, and Bank of America Corporation were sold prior to period-end.

Our sector positioning was a second area of weakness. The Fund had relatively little exposure to the Energy and Telecommunication Services sectors. This dampened Fund performance as these were relatively strong-performing sectors of the benchmark index. Health Care was another area of strength for the MSCI ACWI Index. The Fund began the reporting period with little exposure to health care companies, which presented an “opportunity cost” to the Fund.

Stock selection in the Industrials sector was generally weak. Wind energy turbine companies Vestas Wind Systems A/S and Gamesa Corporación Tecnológica S.A. dropped -49% and -56%, respectively. (Gamesa was sold prior to period-end.) Aerospace/defense company Lockheed Martin Corporation (-36% prior to being sold) and solar electricity product manufacturer Energy Conversion Devices, Inc. (-79%) had disappointing performance results. Though the Fund reduced its exposure to the Industrials sector, it maintained an overweighted posture in the sector as compared to its benchmark index. This positioning further impeded the Fund’s performance.

While certain of the Fund’s positions struggled, others had a material, positive effect on performance. The Fund’s Information Technology positions were led by telecommunications equipment company QUALCOMM, Inc. (+31%) and cloud computing company Citrix Systems, Inc. (+23%). Financial transactions processor MasterCard, Inc. – Cl. A experienced a modest decline of -2%. The Fund had a slight overweight in the Information Technology sector. This aided performance results, as Information Technology was one of the strongest performing sectors of the benchmark index.

GLOBAL FUND

Other Fund holdings posting sizeable gains included BHP Billiton PLC (+18%), engineering company AECOM Technology Corporation (+6%), and beverage company Anheuser-Busch InBev N.V. (+11%).

During the six-month period ended March 31, 2009, the Fund had 12% of net assets, on average, in cash and cash equivalents. This defensive posture helped to preserve capital in a volatile market environment. As noted earlier, the MSCI ACWI Index fell -30.68% in the period. The Fund’s cash level declined as we added selectively to existing holdings and identified new investment opportunities.

On average, the Fund had more exposure to securities economically tied to the US than did the MSCI ACWI Index during the six-month period, and at times had invested less than 40% of its net assets in foreign securities (as may occur when the Adviser deems foreign market conditions not to be favorable), and at times less than 30% (as may be appropriate in circumstances when, for example, the Adviser wishes to retain more cash or cash equivalents in the portfolio). This positioning generally benefitted the Fund by adding a significant currency “tailwind,” as the US dollar appreciated relative to many other world currencies such as the euro and the pound. As compared to the benchmark index, the Fund generally had less exposure to companies whose securities are priced in euros and the pound; therefore, a smaller portion of the Fund was hurt by the euro and pound’s valuation losses relative to the dollar.

The Global Fund over its short history has tended to have a fairly high portfolio turnover level. This is attributable to the Fund’s investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

Fiscal Period-End Investment Posture

As of March 31, 2009, the Fund’s primary economic sector allocations were in the following areas: Information Technology, Financials, Health Care, Industrials, and Consumer Staples. The Fund’s most significant country allocations were the US (including the Fund’s cash position), Switzerland, the United Kingdom, Hong Kong, and Denmark.

Sincerely,

CORYDON J. GILCHRIST, CFA
THOMAS F. MARSICO
JAMES G. GENDELMAN
PORTFOLIO MANAGERS

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. For the period prior to December 31, 2008, the performance returns for the Global Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. For the period beginning January 2009, performance returns for the Global Fund would have been higher but for the reimbursement of fees waived previously. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

 GLOBAL FUND OVERVIEW

March 31, 2009 (Unaudited)

The Global Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund invests in the securities of companies of any size that are economically tied to any countries or markets throughout the world, including the securities of companies economically tied to emerging markets. Under normal market conditions, the Fund will invest significantly (generally, at least 40% of its net assets) in the securities of issuers organized or located outside the U.S. or doing business outside the U.S. (unless market conditions are not deemed favorable by the Adviser, in which case the Fund generally will invest at least 30% of its assets in such foreign securities). The Fund will invest its assets in various regions and countries, including the U.S., that encompass not less than three different countries overall. The Fund may hold an unlimited number of common stocks.

TOTAL ANNUAL OPERATING EXPENSES* NET EXPENSES*†	1.52% 1.63%	NET ASSETS $79,253,876	NET ASSET VALUE PER SHARE $5.79

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	MASTERCARD, INC. – CL. A	7.04%
	MONSANTO COMPANY	4.54%
	VESTAS WIND SYSTEMS A/S	4.49%
	THE GOLDMAN SACHS GROUP, INC.	4.42%
	JPMORGAN CHASE & CO.	4.16%

*
The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2009 and may differ from the expense ratios disclosed in this report.

†
The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Global Fund’s average net assets until December 31, 2009. This fee waiver may be terminated at any time after December 31, 2009. The Adviser may recoup any waived amount from the Fund pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. Prior to January 1, 2009, the Adviser’s expense limitation agreement relating to the Global Fund limited total expenses to 0.75% of average net assets. As a result, the Net Expenses for the Global Fund reflect the current expense limitation agreement that became effective January 1, 2009.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1)
The performance returns for the Global Fund (for the period prior to December 31, 2008) reflect a fee waiver in effect; in absence of such a waiver, the returns would be reduced. For the period beginning January 2009, performance returns for the Global Fund would be higher but for the reimbursement of fees waived previously.

(2)	This chart assumes an initial investment of $10,000 made on June 29, 2007 (inception). Total returns are based on change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s equity investments in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. You cannot invest directly in an index.

SCHEDULE OF INVESTMENTS

MARSICO GLOBAL FUND
SCHEDULE OF INVESTMENTS
March 31, 2009 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS

Agricultural Chemicals
Monsanto Company	43,291	$3,597,482	4.54%

Applications Software
Citrix Systems, Inc.*	66,478	1,505,062	1.90

Brewery
Anheuser-Busch InBev N.V.	89,898	2,475,358	3.12
Heineken Holding N.V.	84,209	2,041,439	2.58
		4,516,797	5.70
Chemicals - Specialty
Lonza Group AG*	26,224	2,590,977	3.27

Commercial Banks - Non-U.S.
Industrial and Commercial
Bank of China Ltd. - Cl. H	6,133,000	3,171,633	4.00
Standard Chartered PLC	64,450	782,715	0.99
		3,954,348	4.99
Commercial Services - Finance
MasterCard, Inc. - Cl. A	33,339	5,583,616	7.04
Visa, Inc. - Cl. A	14,821	824,047	1.04
		6,407,663	8.08
Computers
Apple, Inc.*	25,964	2,729,336	3.44

Distribution / Wholesale
Li & Fung Ltd.	476,000	1,120,795	1.41

Diversified Banking Institution
JPMorgan Chase & Co.	123,939	3,294,298	4.16
The Goldman Sachs Group, Inc.	33,085	3,507,672	4.42
		6,801,970	8.58

Diversified Minerals
BHP Billiton PLC	118,412	2,335,752	2.95

Diversified Operations
China Merchants Holdings
(International) Co., Ltd.	256,000	593,889	0.75

Engineering/R&D Services
ABB Ltd.*	144,527	2,015,682	2.55
AECOM Technology Corporation*	26,235	684,209	0.86
		2,699,891	3.41
Food - Miscellaneous/Diversified
Nestlé S.A.	72,899	2,462,845	3.11

Food - Retail
Tesco PLC	168,942	807,163	1.02

Hotels & Motels
Mandarin Oriental International Ltd.	665,000	528,195	0.67

Industrial Gases
Praxair, Inc.	15,315	1,030,546	1.30

Medical - Biomedical/Genetic
Celgene Corporation*	32,362	1,436,873	1.81
Genzyme Corporation*	38,244	2,271,311	2.87
Gilead Sciences, Inc.*	18,482	856,086	1.08
		4,564,270	5.76
Medical - Drugs
Roche Holding AG	21,933	3,010,305	3.80

Metal Processors & Fabricators
Precision Castparts Corp.	17,313	1,037,049	1.31

Oil & Gas Drilling
Pride International, Inc.*	41,073	738,493	0.93

Oil Companies - Integrated
BP PLC	356,570	2,390,938	3.02
Petroleo Brasileiro S.A. ADR	101,317	3,087,129	3.89
		5,478,067	6.91

Power Conversion/Supply Equipment
Energy Conversion Devices, Inc.*	12,200	161,894	0.21
Vestas Wind Systems A/S*	81,043	3,560,232	4.49
		3,722,126	4.70

Real Estate Operations/Developments
Hang Lung Properties Ltd.	736,000	1,740,993	2.20

Retail - Building Products
The Home Depot, Inc.	106,142	2,500,706	3.15

Retail - Discount
Costco Wholesale Corporation	44,081	2,041,832	2.58

Retail - Restaurants
McDonald’s Corporation	9,778	533,585	0.67

Super-Regional Bank - U.S.
Wells Fargo & Company	99,978	1,423,687	1.80

Transport - Rail
Canadian National Railway Company	45,336	1,607,161	2.03

Transport - Services
Kuehne + Nagel International AG	8,163	476,307	0.60

Web Portals/ISP
Google, Inc. - Cl. A*	7,070	2,460,784	3.10

Wireless Equipment
American Tower Corporation - Cl. A*	15,001	456,480	0.57
QUALCOMM, Inc.	59,891	2,330,359	2.94
		2,786,839	3.51
TOTAL COMMON STOCKS
(Cost $80,624,374)		77,804,915	98.17

*	Non-income producing.
See notes to financial statements.

SCHEDULE OF INVESTMENTS

	Number of Shares	Value	Percent of Net Assets
PREFERRED STOCKS

Auto-Cars/Light Trucks
Volkswagen A.G. Pref.	7,865	$451,635	0.57%

TOTAL PREFERRED STOCKS
(Cost $402,233)		451,635	0.57

SHORT-TERM INVESTMENTS
SSgA U.S. Government
Money Market Fund, 0.022%	1,016,118	1,016,118	1.28

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,016,118)		1,016,118	1.28

TOTAL INVESTMENTS
(Cost $82,042,725)		79,272,668	100.02

Liabilities, Less Cash and Other Assets		(18,792)	(0.02)

NET ASSETS		$79,253,876	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Market Value	Percent of Investment Assets
Belgium	$2,475,358	3.12%
Brazil	3,087,129	3.89
Canada	1,607,161	2.03
China	3,171,633	4.00
Denmark	3,560,232	4.49
Germany	451,635	0.57
Hong Kong	3,983,872	5.02
Netherlands	2,041,439	2.58
Switzerland	10,556,116	13.32
United Kingdom	6,316,568	7.97
United States(1)	42,021,525	53.01
Total	$79,272,668	100.00%

(1)	Includes short-term securities.

See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2009 (Unaudited)

	MARSICO FOCUS FUND	MARSICO GROWTH FUND
(Amounts in thousands)
ASSETS
Investments, at value (cost $2,041,693; $1,107,517; $911,002; $417,689; $7,633; and $82,043, respectively)	$1,888,987	$1,061,246
Foreign currency (cost $0; $0; $0; $508; $0; and $0, respectively)	—	—
Receivable for investments sold	—	—
Receivable for capital stock sold	2,291	838
Interest and dividends receivable	1,627	1,058
Due from adviser	—	—
Prepaid expenses and other assets	507	271
Total Assets	1,893,412	1,063,413

LIABILITIES
Payable for investments purchased	10,783	—
Payable for capital stock redeemed	3,087	1,926
Accrued investment advisory fee	1,329	743
Accrued transfer agent fees and expenses	659	387
Accrued trustees’ fees	468	248
Accrued printing expenses	275	243
Accrued distribution fee	45	38
Due to custodian	—	—
Accrued expenses and other liabilities	288	187
Total Liabilities	16,934	3,772

NET ASSETS	$1,876,478	$1,059,641

NET ASSETS CONSIST OF
Paid-in-capital	$2,619,863	$1,536,212
Accumulated net investment income (loss)	2,606	2,989
Accumulated net realized loss on investments, written option contracts and foreign currency transactions	(593,115)	(433,211)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(152,876)	(46,349)
NET ASSETS	$1,876,478	$1,059,641

SHARES OUTSTANDING, $0.001 par value (Unlimited shares authorized)	176,184	93,031

NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$10.65	$11.39

*	Not in thousands.
See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO 21st CENTURY FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO FLEXIBLE CAPITAL FUND	MARSICO GLOBAL FUND

$821,872	$325,832	$7,978	$79,273
—	503	—	—
19,234	—	1,309	343
153	243	—	74
821	2,411	26	159
—	—	20	—
275	203	192	107
842,355	329,192	9,525	79,956

3,076	234	688	374
4,040	7,164	30	65
597	228	—	57
310	92	5	15
242	178	182	91
154	37	2	16
280	8	5	51
1,661	—	—	—
160	126	10	33
10,520	8,067	922	702

$831,835	$321,125	$8,603	$79,254

$1,823,342	$619,867	$15,100	$133,956
(1,104)	(602)	103	165
(901,171)	(206,184)	(6,859)	(52,063)
(89,232)	(91,956)	259	(2,804)
$831,835	$321,125	$8,603	$79,254

104,563	40,037	1,365	13,683

$7.96	$8.02	$6.30	$5.79

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE SIX-MONTHS ENDED March 31, 2009 (Unaudited)

	MARSICO FOCUS FUND		MARSICO GROWTH FUND
(Amounts in thousands)

INVESTMENT INCOME
Interest	$764		$193
Dividends (net of $29; $46; $134; $222; $0; and $27, respectively, of non-reclaimable foreign withholding taxes)	20,242		12,009
Total Investment Income	21,006		12,202

EXPENSES
Investment advisory fees	10,016		5,556
Distribution fees	2,946		1,634
Transfer agent fees and expenses	1,636		899
Printing and postage expenses	409		207
Custody and fund accounting fees	254		171
Fund administration fees	132		106
Professional fees	111		63
Miscellaneous	86		56
Federal and state registration fees	58		38
Trustees’ fees and expenses	(53	)(1)	(25	)(1)
Total Expenses	15,595		8,705
Recovery of previously waived expenses	—		—
Less waiver of expenses and expenses paid indirectly	(2)		(1)
Net Expenses	15,593		8,704

NET INVESTMENT INCOME	5,413		3,498

REALIZED AND UNREALIZED GAIN/LOSS
Net realized loss on investments	(527,063)		(271,987)
Net realized loss on written option contracts	(573)		(333)
Net realized gain (loss) on foreign currency transactions	265		(3,386)
Change in unrealized appreciation/depreciation on investments and foreign currency translations	(512,692)		(357,638)

Net Loss on Investments	(1,040,063)		(633,344)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,034,650)		$(629,846)

Amounts include trustees fees and expenses and the mark to market unrealized depreciation during the period for shares held in the Trustees’ Deferred Plan, as more fully described in Note 2(h) in the Notes to Financial Statements.

	Trustees Fees and Expenses	Unrealized Depreciation
Focus Fund	$101,278	$(154,705)
Growth Fund	55,986	(81,188)
21st Century Fund	50,807	(98,526)
International Opportunities Fund	16,126	(64,498)
Flexible Capital Fund	431	(45,558)
Global Fund	4,545	(20,521)

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO 21st CENTURY FUND		MARSICO INTERNATIONAL OPPORTUNITIES FUND		MARSICO FLEXIBLE CAPITAL FUND		MARSICO GLOBAL FUND

$344		$69		$31		$18
10,035		2,794		97		774
10,379		2,863		128		792

4,877		1,584		43		331
1,435		466		13		97
932		298		17		47
200		55		1		20
176		250		38		65
102		86		24		42
57		18		1		6
50		17		1		3
43		28		7		15
(48	)(1)	(48	)(1)	(45	)(1)	(16	)(1)
7,824		2,754		100		610
—		—		—		20
(1)		—		(62)		(153)
7,823		2,754		38		477

2,556		109		90		315

(633,009)		(116,948)		(3,965)		(34,471)
—		—		—		—
(7,467)		(26,099)		(155)		(1,955)
(36,852)		(53,765)		189		2,569

(677,328)		(196,812)		(3,931)		(33,857)

$(674,772)		$(196,703)		$(3,841)		$(33,542)

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	MARSICO FOCUS FUND		MARSICO GROWTH FUND

	Six-Months	Year	Six-Months	Year
	Ended	Ended	Ended	Ended
	3/31/09	9/30/08	3/31/09	9/30/08
(Amounts in thousands)	(Unaudited)		(Unaudited)

OPERATIONS:
Net investment income	$5,413	$18,084	$3,498	$9,333
Net realized gain (loss) on investments	(527,063)	42,492	(271,987)	(150,107)
Net realized loss on written option contracts	(573)	—	(333)	—
Net realized gain (loss) on foreign currency transactions	265	1,701	(3,386)	(1,278)
Change in unrealized appreciation/depreciation on investments and foreign currency translations	(512,692)	(1,147,336)	(357,638)	(616,090)

Net decrease in net assets resulting from operations	(1,034,650)	(1,085,059)	(629,846)	(758,142)

DISTRIBUTIONS:
Net investment income	(18,239)	—	(9,299)	—
Net realized gains	(2,822)	(416,043)	(634)	(97,785)

Total distributions	(21,061)	(416,043)	(9,933)	(97,785)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	357,901	1,108,792	201,139	694,634
Proceeds from reinvestment of distributions	20,660	407,742	9,571	92,101
Redemption fees	18	51	60	125
Redemption of shares	(877,203)	(1,636,332)	(608,921)	(921,266)

Net increase (decrease) from capital share transactions	(498,624)	(119,747)	(398,151)	(134,406)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,554,335)	(1,620,849)	(1,037,930)	(990,333)

NET ASSETS:
Beginning of period	3,430,813	5,051,662	2,097,571	3,087,904

End of period	$1,876,478	$3,430,813	$1,059,641	$2,097,571

Accumulated net investment income (loss)	$2,606	$15,432	$2,989	$8,790

TRANSACTIONS IN SHARES:
Shares sold	30,822	59,309	16,281	33,382
Shares issued in reinvestment of distributions	1,808	20,326	782	4,123
Shares redeemed	(78,773)	(89,520)	(49,428)	(45,970)

NET INCREASE (DECREASE)	(46,143)	(9,885)	(32,365)	(8,465)

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO 21ST CENTURY FUND		MARSICO INTERNATIONAL OPPORTUNITIES FUND		MARSICO FLEXIBLE CAPITAL FUND		MARSICO GLOBAL FUND

Six-Months	Year	Six-Months	Year	Six-Months	Year	Six-Months	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
3/31/09	9/30/08	3/31/09	9/30/08	3/31/09	9/30/08	3/31/09	9/30/08
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$2,556	$1,830	$109	$7,982	$90	$226	$315	$701
(633,009)	(260,968)	(116,948)	(82,082)	(3,965)	(2,633)	(34,471)	(15,861)
—	—	—	—	—	—	—	—
(7,467)	13,996	(26,099)	28,951	(155)	477	(1,955)	686
(36,852)	(465,584)	(53,765)	(230,787)	189	(1,764)	2,569	(8,458)

(674,772)	(710,726)	(196,703)	(275,936)	(3,841)	(3,694)	(33,542)	(22,932)

(4,230)	—	(6,419)	(7,301)	(116)	(633)	(734)	(236)
—	(109,030)	—	(88,835)	—	(805)	—	(763)

(4,230)	(109,030)	(6,419)	(96,136)	(116)	(1,438)	(734)	(999)

152,757	1,038,877	80,668	357,381	999	6,769	65,912	115,046
4,133	105,830	6,240	92,902	114	1,420	728	987
79	172	37	96	—	5	4	33
(499,567)	(938,814)	(160,301)	(302,777)	(3,014)	(13,342)	(35,657)	(41,069)

(342,598)	206,065	(73,356)	147,602	(1,901)	(5,148)	30,987	74,997

(1,021,600)	(613,691)	(276,478)	(224,470)	(5,858)	(10,280)	(3,289)	51,066

1,853,435	2,467,126	597,603	822,073	14,461	24,741	82,543	31,477

$831,835	$1,853,435	$321,125	$597,603	$8,603	$14,461	$79,254	$82,543

$(1,104)	$570	$(602)	$5,708	$103	$129	$165	$584

16,450	63,308	9,541	21,256	148	633	9,926	10,358
455	6,051	754	5,225	17	133	114	84
(56,478)	(61,724)	(18,965)	(18,683)	(454)	(1,297)	(5,659)	(3,888)

(39,573)	7,635	(8,670)	7,798	(289)	(531)	4,381	6,554

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

	MARSICO FOCUS FUND

	Six-Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
For a Fund Share Outstanding	3/31/09		9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Throughout the Period	(Unaudited)

Net Asset Value, Beginning of Period	$15.43		$21.75	$18.19	$17.45	$14.83	$13.49

Income from Investment Operations:
Net investment income (loss)	0.03		0.08	(0.04)	(0.02)	(0.03)	(0.05)
Net realized and unrealized gains (losses) on investments	(4.71)		(4.60)	4.09	0.76	2.65	1.39

Total from investment operations	(4.68)		(4.52)	4.05	0.74	2.62	1.34

Distributions & Other:
Net investment income	(0.09)		—	(0.02)	—	—	—
Net realized gains	(0.01)		(1.80)	(0.47)	—	—	—
Redemption fees [See Note 2(i)]	—	(1)	— (1)	— (1)	— (1)	— (1)	— (1)

Total distributions and other	(0.10)		(1.80)	(0.49)	—	—	—

Net Asset Value, End of Period	$10.65		$15.43	$21.75	$18.19	$17.45	$14.83

Total Return	(30.37	)%(2)	(22.69)%	22.65%	4.24%	17.67%	9.93%

Supplemental Data and Ratios:

Net assets, end of period (000s)	$1,876,478		$3,430,813	$5,051,662	$4,616,455	$3,740,191	$2,895,322

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursements of previously waived expenses	1.32	%(3)	1.21%	1.23%	1.24%	1.25%	1.30%

Ratio of net investment income (loss) to average net assets, net of waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.46	%(3)	0.41%	(0.20)%	(0.13)%	(0.18)%	(0.36)%

Ratio of expenses to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	1.32	%(3)	1.21%	1.23%	1.24%	1.25%	1.30%

Ratio of net investment income (loss) to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.46	%(3)	0.41%	(0.21)%	(0.15)%	(0.21)%	(0.40)%

Portfolio turnover rate	53	%(2)	78%	69%	80%	84%	84%

(1) Less than $0.01.
(2) Not annualized.
(3) Annualized.
(4) Portfolio turnover is greater than most funds due to the investment style of the Fund.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO GROWTH FUND							MARSICO 21ST CENTURY FUND

Six-Months		Year	Year	Year	Year	Year	Six-Months		Year		Year		Year		Year		Year
Ended		Ended	Ended	Ended	Ended	Ended	Ended		Ended		Ended		Ended		Ended		Ended
3/31/09		9/30/08	9/30/07	9/30/06	9/30/05	9/30/04	3/31/09		9/30/08		9/30/07		9/30/06		9/30/05		9/30/04
(Unaudited)							(Unaudited)

$16.73		$23.07	$18.61	$18.09	$15.95	$14.09	$12.86		$18.07		$13.89		$12.07		$10.20		$8.74

0.04		0.07	(0.05)	(0.04)	(0.02)	(0.04)	0.02		0.01		0.05		0.02		(0.01)		(0.04)
(5.28)		(5.69)	4.51	0.56	2.16	1.90	(4.89)		(4.48)		4.26		1.80		1.88		1.50

(5.24)		(5.62)	4.46	0.52	2.14	1.86	(4.87)		(4.47)		4.31		1.82		1.87		1.46

(0.09)		—	—	—	—	—	(0.03)		—		(0.13)		—		—		—
(0.01)		(0.72)	—	—	—	—	—		(0.74)		—	(1)	—		—		—
—	(1)	— (1)	— (1)	— (1)	— (1)	— (1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)

(0.10)		(0.72)	—	—	—	—	(0.03)		(0.74)		(0.13)		—		—		—

$11.39		$16.73	$23.07	$18.61	$18.09	$15.95	$7.96		$12.86		$18.07		$13.89		$12.07		$10.20

(31.40	)%(2)	(25.14)%	23.97%	2.87%	13.42%	13.20%	(37.88	)%(2)	(25.83)%		31.25%		15.10%		18.33%		16.70%

$1,059,641		$2,097,571	$3,087,904	$2,550,641	$2,125,668	$1,363,425	$831,835		$1,853,435		$2,467,126		$871,459		$379,328		$216,228

1.33	%(3)	1.24%	1.24%	1.26%	1.26%	1.30%	1.36	%(3)	1.29%		1.31%		1.33%		1.39%		1.50%

0.54	%(3)	0.33%	(0.25)%	(0.26)%	(0.14)%	(0.34)%	0.45	%(3)	0.07%		0.43%		0.20%		(0.19)%		(0.48)%

1.33	%(3)	1.24%	1.24%	1.26%	1.26%	1.30%	1.36	%(3)	1.29%		1.31%		1.33%		1.36%		1.44%

0.54	%(3)	0.33%	(0.25)%	(0.27)%	(0.16)%	(0.38)%	0.45	%(3)	0.07%		0.43%		0.20%		(0.22)%		(0.42)%

40	%(2)	72%	53%	59%	73%	73%	78	%(2)(4)	143	%(4)	105	%(4)	136	%(4)	175	%(4)	191	%(4)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

	MARSICO INTERNATIONAL OPPORTUNITIES FUND

	Six-Months		Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended		Ended
For a Fund Share Outstanding	3/31/09		9/30/08		9/30/07		9/30/06		9/30/05		9/30/04
Throughout the Period	(Unaudited)

Net Asset Value, Beginning of Period	$12.27		$20.10		$15.81		$13.00		$10.63		$8.80

Income from Investment Operations:
Net investment income (loss)	—	(1)	0.16		0.16		0.04		0.12		0.04
Net realized and unrealized gains (losses) on investments	(4.11)		(5.66)		4.81		2.87		2.25		1.79

Total from investment operations	(4.11)		(5.50)		4.97		2.91		2.37		1.83

Distributions & Other:
Net investment income	(0.14)		(0.18)		(0.03)		(0.10)		—		—
Net realized gains	—		(2.15)		(0.65)		—		—		—
Redemption fees [See Note 2(i)]	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)

Total distributions and other	(0.14)		(2.33)		(0.68)		(0.10)		—		—

Net Asset Value, End of Period	$8.02		$12.27		$20.10		$15.81		$13.00		$10.63

Total Return	(33.51	)%(2)	(30.95)%		32.42%		22.46%		22.30%		20.80%

Supplemental Data and Ratios:

Net assets, end of period (000s)	$321,125		$597,603		$822,073		$571,684		$262,522		$106,162

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursements of previously waived expenses	1.48	%(3)	1.35%		1.37%		1.44%		1.60%		1.60%

Ratio of net investment income (loss) to average net assets, net of waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.06	%(3)	1.00%		0.92%		0.33%		1.19%		0.07%

Ratio of expenses to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	1.48	%(3)	1.35%		1.37%		1.41%		1.49%		1.68%

Ratio of net investment income (loss) to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.06	%(3)	1.00%		0.92%		0.36%		1.30%		0.00%

Portfolio turnover rate	57	%(2)(4)	115	%(4)	125	%(4)	101	%(4)	156	%(4)	105	%(4)

* Commencement of operations.
(1) Less than $0.01.
(2) Not annualized.
(3) Annualized.
(4) Portfolio turnover is greater than most funds due to the investment style of the Fund.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO FLEXIBLE CAPITAL FUND						MARSICO GLOBAL FUND

Six-Months		Year		12/29/06*		Six-Months		Year		6/29/07*
Ended		Ended		to		Ended		Ended		to
3/31/09		9/30/08		9/30/07		3/31/09		9/30/08		9/30/07
(Unaudited)						(Unaudited)

$8.74		$11.32		$10.00		$8.87		$11.46		$10.00

0.07		0.14		0.22		0.02		0.08		0.02
(2.43)		(1.93)		1.10		(3.02)		(2.46)		1.44

(2.36)		(1.79)		1.32		(3.00)		(2.38)		1.46

(0.08)		(0.35)		—		(0.08)		(0.05)		—
—		(0.44)		—		—		(0.17)		—
—	(1)	—	(1)	—	(1)	—	(1)	0.01		—	(1)

(0.08)		(0.79)		—		(0.08)		(0.21)		—

$6.30		$8.74		$11.32		$5.79		$8.87		$11.46

(27.09	)%(2)	(17.10)%		13.20	%(2)	(33.90	)%(2)	(21.13)%		14.60	%(2)

$8,603		$14,461		$24,741		$79,254		$82,543		$31,477

0.75	%(3)	0.75%		1.22	%(3)	1.22	%(3)	0.75%		0.75	%(3)

1.80	%(3)	1.15%		2.62	%(3)	0.81	%(3)	0.88%		1.06	%(3)

1.98	%(3)	1.71%		2.47	%(3)	1.56	%(3)	1.49%		4.48	%(3)

0.57	%(3)	0.19%		1.37	%(3)	0.47	%(3)	0.14%		(2.67	)%(3)

226	%(2)(4)	207	%(4)	237	%(2)(4)	108	%(2)(4)	201	%(4)	56	%(2)(4)

 NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Unaudited)

1.	Organization

The Marsico Investment Fund (the “Trust”) was organized on October 1, 1997, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund (collectively, the “Funds”) are separate investment portfolios of the Trust. The Focus Fund and the Flexible Capital Fund are non-diversified funds and the Growth Fund, the 21st Century Fund, the International Opportunities Fund, and the Global Fund are diversified funds. The Focus and Growth Funds commenced operations on December 31, 1997, the 21st Century Fund commenced operations on February 1, 2000, the International Opportunities Fund commenced operations on June 30, 2000, the Flexible Capital Fund commenced operations on December 29, 2006, and the Global Fund commenced operations on June 29, 2007. Affiliates of Marsico Capital Management, LLC (the “Adviser”) hold approximately 46% of the Flexible Capital Fund’s outstanding shares as of March 31, 2009.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with Generally Accepted Accounting Principles (“GAAP”) for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(a)
Investment Valuation—A security traded on a recognized stock exchange is valued at the last sale price prior to the closing of the principal exchange on which the security is traded. Securities traded on NASDAQ generally will be valued at the NASDAQ Official Closing Price. If no sale price is reported on the valuation date, the most current bid price will generally be used. Other securities for which over-the-counter market quotations are readily available are generally valued at the last sale price. Debt securities that will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, if it approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees. The Funds may use pricing services to assist in determining market value. The Board of Trustees has authorized the use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios in certain circumstances where there is a significant change in the value of related U.S.- traded securities, as represented by the S&P 500 Index.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Trust adopted FAS 157 as of the beginning of its fiscal year on October 1, 2008. Under FAS 157, various inputs are used in determining the value of the Funds’ investments.

NOTES TO FINANCIAL STATEMENTS

These inputs are summarized into three broad levels and described below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, and evaluated quotations obtained from pricing services)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. The following is a summary of the fair values of the Funds’ investments in each category as of March 31, 2009:

Fund	Level 1	Level 2*	Level 3	Total
Focus Fund	$1,865,286,949	$23,700,000	$—	$1,888,986,949
Growth Fund	$1,061,245,663	$—	—	$1,061,245,663
21st Century Fund	$692,530,770	$129,341,437	—	$821,872,207
International Opportunities Fund	$101,275,004	$224,557,342	—	$325,832,346
Flexible Capital Fund	$6,106,066	$1,871,497	—	$7,977,563
Global Fund	$46,715,816	$32,556,852	—	$79,272,668

*
In accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to a significant change in the value of U.S.-traded securities, as measured by the S&P 500 Index. In this circumstance, such securities are included along with other securities categorized as Level 2.

(b)
Expenses—The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodial fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets and in some cases allocated based on other factors. The Funds’ expenses may be reduced by voluntary advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

Brokerage commissions were paid to certain brokers which reduced certain transfer agent fees and expenses in the amount of $140 and $88 for the Focus Fund and Growth Fund, respectively, for the six-months ended March 31, 2009. The Funds also received earnings credits on certain cash account balances which reduced transfer agent fees and expenses in the amount of $1,423, $789, $693, $225, $6, and $47 for the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund respectively, for the six-months ended March 31, 2009. Brokerage commission credits and earnings credits are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Unaudited) (continued)

(c)
Federal Income Taxes—Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income taxes. Certain funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

(d)
Distributions to Shareholders—Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions, net investment losses and investments in partnerships and REITs.

(e)
Foreign Currency Translation—The accounting records of the Funds are maintained in U.S. dollars. Values of securities denominated in foreign currencies are translated into U.S. dollars at 4:00 p.m. ET. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Reported realized gains on foreign currency transactions arise from sales of portfolio securities, forward currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rates and changes in market prices of securities held.

(f)
Forward Currency Contracts and Futures Contracts—The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Funds are fully collateralized by other securities. If held by the Funds, such collateral would be in the possession of the Funds’ custodian. The collateral would be evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

NOTES TO FINANCIAL STATEMENTS

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into futures contracts and options on securities, financial indexes, foreign currencies, forward contracts, interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. There were no futures, forward currency contracts, or swap-related products open as of March 31, 2009.

(g)
Options Contracts—The Funds may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign currencies, and U.S. and foreign securities that are traded on a securities exchange or an over-the-counter market. These transactions are for hedging purposes or for the purpose of earning additional income. In addition, the Funds may enter into such transactions for cross-hedging purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in written option contracts for the six-months ended March 31, 2009 were as follows:

	Focus Fund		Growth Fund
	Number of	Premium	Number of	Premium
Put Options	Contracts	Amount	Contracts	Amount
Options outstanding at September 30, 2008	—	$—	—	$—
Options written	3,770	2,264,136	2,230	1,339,264
Options closed	(3,770)	(2,264,136)	(2,230)	(1,339,264)
Options exercised	—	—	—	—
Options expired	—	—	—	—
Options outstanding at March 31, 2009	—	$—	—	$—

There were no option contracts open as of March 31, 2009.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Unaudited) (continued)

(h)
Trustees’ Deferred Fee Plan— Effective February 1, 2000, the Board of Trustees adopted the Marsico Investment Fund Deferred Fee Plan (the “Deferred Fee Plan”), amended and restated as of December 30, 2005, which allows the Trustees to defer the receipt of all or a portion of their compensation received from the Funds. Any deferred fees are credited to accounts established on behalf of the Trustees into the Funds as directed by each Trustee. The amounts credited to these accounts increase or decrease in accordance with the performance of the Funds selected by the Trustees. The market value of the deferred account balances as of March 31, 2009 is shown on the Statements of Assets and Liabilities as part of an asset account, “Prepaid expenses and other assets,” and a liability account, “Accrued trustees’ fees.” Additionally, the fluctuation of the account balances due to the Funds performance is recorded by the Funds as unrealized appreciation/(depreciation) which is shown as part of “Net unrealized appreciation (depreciation) on investments and foreign currency translations” on the Statements of Assets and Liabilities and as compensation expense which is shown as part of the expense account “Trustees’ fees and expenses” on the Statements of Operations. Fees earned and deferred by the Trustees for the six-months ended March 31, 2009 are also included in “Trustees’ fees and expenses” on the Statements of Operations. Amounts credited to the Deferred Fee Plan will be deferred until distributed in accordance with the Deferred Fee Plan.

(i)
Redemption Fee—A 2.00% redemption fee is retained by the Funds to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on certain redemptions or exchanges of shares held 30 days or less from their purchase date. Redemption fees are recorded by the Funds as a reduction of shares redeemed and as a credit to paid-in-capital. For the six-months ended March 31, 2009, the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund received $18,047, $60,297, $79,081, $36,702, $7, and $4,463, respectively, in redemption fees.

(j)
Other—Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

(k)
Indemnifications—In the normal course of business, the Funds enter into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.	Investment Advisory Agreement and Transactions With Affiliates

Each Fund has an agreement with the Adviser to furnish investment advisory services to the Funds. Under the terms of these agreements, the Adviser is compensated for managing the Focus Fund and the Growth Fund at the rate of 0.85% per year of average daily net assets up to $3 billion in each Fund, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund; and at a rate of 0.85% of the average daily net assets of the 21st Century Fund, the International Opportunities Fund, the Flexible Capital Fund, and the Global Fund. The Adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the average net assets of the Focus Fund, the International Opportunities Fund and the Global Fund, 1.50% of the average net assets of the Growth Fund and the 21st Century Fund,

NOTES TO FINANCIAL STATEMENTS

and 0.75% of the average net assets of the Flexible Capital Fund until December 31, 2009. This expense limitation and fee waiver agreement is voluntary and may be terminated at any time after December 31, 2009. Prior to January 1, 2009, the Adviser’s voluntary limitation agreement relating to the Global Fund limited total expenses of the Global Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Global Fund’s average net assets. Unrealized appreciation/depreciation of Fund shares held in the Deferred Fee Plan is subject to the Funds’ expense reimbursement agreement with the Adviser.

The Adviser is entitled to reimbursement from a Fund of any fees waived pursuant to this arrangement if such reimbursements do not cause a Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. As of March 31, 2009, reimbursements that may potentially be made by the Flexible Capital Fund and the Global Fund to the Adviser are $480,443 and $923,954, respectively, which expire between 2010 and 2012.

4.	Service and Distribution Plan

The Funds have adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund’s average daily net assets.

5.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six-months ended March 31, 2009, were as follows:

			21st	International	Flexible
	Focus	Growth	Century	Opportunities	Capital	Global
(Amounts in thousands)	Fund	Fund	Fund	Fund	Fund	Fund
Purchases	$1,186,795	$525,223	$846,129	$203,434	$20,839	$121,680
Sales	$1,396,817	$821,773	$904,160	$241,092	$20,760	$77,405

There were no purchases or sales of U.S. government securities, excluding short-term investments.

6.	Federal Income Tax Information

The Focus Fund, Growth Fund, 21st Century Fund and International Opportunities Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on October 1, 2007. The Flexible Capital Fund and Global Fund adopted FIN 48 at their respective inception dates. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Unaudited) (continued)

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005-2007 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended September 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. As of and during the six-months ended March 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At March 31, 2009 gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

			21st	International	Flexible
	Focus	Growth	Century	Opportunities	Capital	Global
(Amounts in thousands)	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$2,119,620	$1,139,735	$1,003,574	$448,571	$7,992	$89,981

Gross Unrealized Appreciation	$111,485	$83,088	$44,771	$16,567	$483	$1,738

Gross Unrealized Depreciation	(342,118)	(161,577)	(226,473)	(138,798)	(497)	(12,446)

Net Unrealized Appreciation (Depreciation) on investments	$(230,633)	$(78,489)	$(181,702)	$(122,231)	$(14)	$(10,708)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals.

The Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, and Global Fund had realized currency losses (in thousands) from transactions between November 1, 2007 and September 30, 2008 of $686, $32, $337, $608, and $33, respectively. Post-October currency losses are treated as arising in the Fund’s next fiscal year.

The Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund had realized capital losses (in thousands) from transactions between November 1, 2007 and September 30, 2008 of $43,626, $137,882, $205,993, $50,643, $2,269, and $13,809, respectively. Post-October capital losses are treated as arising in the Fund’s next fiscal year.

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

			21st	International	Flexible
	Focus	Growth	Century	Opportunities	Capital	Global
(Amounts in thousands)	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income (deficit)	$18,542	$9,459	$903	$6,286	$88	$604

Undistributed long-term capital gains	364	—	—	—	—	—

Tax accumulated earnings	18,906	9,459	903	6,286	88	604

Accumulated Capital and Other Losses	(44,312)	(137,913)	(207,490)	(51,251)	(2,269)	(13,843)

Unrealized appreciation (depreciation) on investments	337,732	291,662	(105,918)	(50,655)	(359)	(7,187)

Total accumulated earnings (deficit)	$312,326	$163,208	$(312,505)	$(95,620)	$(2,540)	$(20,426)

Undistributed ordinary income (deficit) consists of net investment income, short-term capital gains and timing differences related to post-October currency losses and deferred Trustees’ compensation.

The Focus Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund distributed to shareholders (in thousands) ordinary income of $43,537, $85,691, $42,800, $1,395, and $998, respectively, during the fiscal year ended September 30, 2008. The Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund distributed to shareholders (in thousands) long term capital gains of $372,506, $97,785, $23,339, $53,336, $43, and $1, respectively, during the fiscal year ended September 30, 2008.

The Focus Fund, 21st Century Fund, and International Opportunities Fund distributed to shareholders (in thousands) ordinary income of $5,110, $10,724 and $9,321, respectively, during the fiscal year ended September 30, 2007. The Focus Fund and International Opportunities Fund distributed to shareholders (in thousands) long term capital gains of $118,229 and $16,411, respectively, during the fiscal year ended September 30, 2007.

The tax character of dividends paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

7.	New Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities. The Statement is effective for fiscal years and interim periods beginning after November 15, 2008 and may require enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of the Statement may have on the Funds’ financial statement disclosures.

EXPENSE EXAMPLE

EXPENSE EXAMPLE For the six-months ended March 31, 2009 (Unaudited)

As a shareholder of the Marsico Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid for the six-month period ended March 31, 2009” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSE EXAMPLE

Expenses Paid During the Period
	FOCUS FUND
	Beginning	Ending	Expenses paid for the
	account value	account value	six-month period ended
	October 1, 2008	March 31, 2009	March 31, 2009(1)
Actual Example	$1,000.00	$695.90	$5.60

Hypothetical Example,
assuming a 5% return before expenses	$1,000.00	$1,018.40	$6.66

	GROWTH FUND
	Beginning	Ending	Expenses paid for the
	account value	account value	six-month period ended
	October 1, 2008	March 31, 2009	March 31, 2009(1)
Actual Example	$1,000.00	$686.00	$5.60

Hypothetical Example,
assuming a 5% return before expenses	$1,000.00	$1,018.36	$6.70

	21st CENTURY FUND
	Beginning	Ending	Expenses paid for the
	account value	account value	six-month period ended
	October 1, 2008	March 31, 2009	March 31, 2009(1)
Actual Example	$1,000.00	$620.70	$5.51

Hypothetical Example,
assuming a 5% return before expenses	$1,000.00	$1,018.20	$6.86

	INTERNATIONAL OPPORTUNITIES FUND
	Beginning	Ending	Expenses paid for the
	account value	account value	six-month period ended
	October 1, 2008	March 31, 2009	March 31, 2009(1)
Actual Example	$1,000.00	$663.80	$6.13

Hypothetical Example,
assuming a 5% return before expenses	$1,000.00	$1,017.63	$7.43

(1)
Expenses are equal to the Funds’ annualized expense ratios (1.323% for the Focus Fund, 1.332% for the Growth Fund, 1.363% for the 21st Century Fund, 1.477% for the International Opportunities Fund, 0.750% for the Flexible Capital Fund, and 1.225% for the Global Fund), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

EXPENSE EXAMPLE

EXPENSE EXAMPLE For the six-months ended March 31, 2009 (Unaudited) (continued)

	FLEXIBLE CAPITAL FUND
	Beginning	Ending	Expenses paid for the
	account value	account value	six-month period ended
	October 1, 2008	March 31, 2009	March 31, 2009(1)
Actual Example	$1,000.00	$730.30	$3.24

Hypothetical Example,
assuming a 5% return before expenses	$1,000.00	$1,021.26	$3.78

	GLOBAL FUND
	Beginning	Ending	Expenses paid for the
	account value	account value	six-month period ended
	October 1, 2008	March 31, 2009	March 31, 2009(1)
Actual Example	$1,000.00	$659.60	$5.07

Hypothetical Example,
assuming a 5% return before expenses	$1,000.00	$1,018.89	$6.16

(1)
Expenses are equal to the Funds’ annualized expense ratios (1.323% for the Focus Fund, 1.332% for the Growth Fund, 1.363% for the 21st Century Fund, 1.477% for the International Opportunities Fund, 0.750% for the Flexible Capital Fund, and 1.225% for the Global Fund), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the Board of Trustees of the Trust that commenced on November 12, 2008 and concluded on November 13, 2008, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as the term is defined in the 1940 Act) (the “Independent Trustees”), approved the renewal of the Investment Advisory and Management Agreements (the “Agreements”) for the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund. In advance of the meeting, the Independent Trustees requested and received extensive materials from the Adviser to assist them in considering the renewal of the agreements for the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund. The materials provided by the Adviser contained information with respect to the factors noted below, including detailed comparative information relating to the performance, advisory fees and other expenses of the Funds, other funds sub-advised by the Adviser and non-fund advisory accounts of the Adviser. The materials also included comparisons of the Funds with other funds and non-fund accounts of similar size and investment objectives in terms of performance, fees and other expenses, as well as the performance of each Fund versus its benchmark. In addition, the Adviser provided information regarding its overall expenses and profitability, as well as estimates of its costs and profitability relating to managing the Funds.

In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Trustees receive information and reports from the Adviser and other service providers to the Funds on investment performance as well as operational, compliance and other matters.

The Trustees engaged in a detailed discussion of the materials with management of the Adviser. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and approved the continuation of the Investment Advisory Agreements for the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund.

Discussion of Factors Considered

In connection with the consideration of these agreements, the Trustees, including the Independent Trustees, requested and received from the Adviser, and reviewed, a wide variety of information, including information about (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Funds and the Adviser; (3) the costs of the services to be provided and profits realized by the Adviser and its affiliates from the relationship with the Funds; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; as well as other relevant considerations such as the management fees and expense ratios of each Fund; potential fall-out benefits to the Adviser from its relationship to each Fund; and other general information about the Adviser. The following is a summary of the Board’s discussion and views regarding these factors.

1. Nature, Extent, and Quality of Services. The Independent Trustees considered the nature, quality and extent of administrative and shareholder services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Trustees in that capacity and other services. The Independent Trustees concluded that the services are extensive in nature, that the Adviser effectively manages the outsourcing by the Funds to other service providers and that the Adviser consistently delivered a high level of service.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

2. Investment Performance of the Funds and Adviser. The Independent Trustees considered short-term and long-term investment performance for each Fund over various periods of time as compared to both relevant equity indices and the performance of such Fund’s Lipper, Inc. peer group universe, and concluded that the Adviser was delivering satisfactory performance results consistent with the long-term investment strategies being pursued by the Funds. The Independent Trustees also noted that the satisfactory investment performance delivered by the Adviser to the Funds appeared to be consistent with the performance delivered for other clients of the Adviser.

3. Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Funds: Fees and Expenses. The Independent Trustees considered each Fund’s management fee rates and expense ratios relative to industry averages for such Fund’s benchmark category and the advisory fees charged by the Adviser to other sub-advised funds and non-fund clients, including information regarding expense limitation commitments from the Adviser, and the breakpoints for the Fund’s advisory services. The Independent Trustees noted that the mix of services under the Agreements are much more extensive than those under the Adviser’s advisory agreements for sub-advised funds as well as non-fund clients. While the Independent Trustees noted that the investment advisory fees paid by the Funds are generally in the upper quartile of their peer groups, they concluded that those fees are acceptable based upon the qualifications, experience, reputation, and performance of the Adviser and the low-to-moderate overall expense ratios of the Funds.

(b) Profitability and Costs of Services to Adviser. The Independent Trustees considered the Adviser’s overall profitability and costs and a pro forma estimate of the Adviser’s profitability and costs if the Funds constituted the Adviser’s only assets under management. The Independent Trustees also considered whether the amount of profit is a fair entrepreneurial profit for the management of each Fund, and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to regulatory requirements enacted during the last few years and Fund policies and procedures that were adopted or enhanced in late 2004 and thereafter. The Independent Trustees concluded that the Adviser’s profitability was at an acceptable level, particularly in light of the high quality of the services being provided to the Funds.

4. Extent of Economies of Scale as Funds Grow. The Independent Trustees considered whether there have been economies of scale with respect to the management of each Fund and whether such Fund has appropriately benefited from any economies of scale. The Independent Trustees noted that economies of scale may develop for certain Funds as their assets increase and their Fund-level expenses decline as a percentage of assets, but that Fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The written materials presented to the Independent Trustees indicate that the expenses incurred by the Adviser relating to management of the Funds have increased substantially in recent years as a percentage of management fees, rather than declining as might be anticipated as the assets of certain Funds increase. The Independent Trustees agreed that it was possible that Adviser-level expenses incurred in managing the Funds eventually may level off or decline as a percentage of management fees, especially if the assets of certain Funds continue to grow beyond certain thresholds.

5. Whether Fee Levels Reflect Economies of Scale. The Independent Trustees also considered whether the management fee rate is reasonable in relation to the asset size of each Fund and any economies of scale that may exist. The Independent Trustees noted that, effective November 11, 2004, at the behest of the Independent Trustees, breakpoints had been introduced for the two larger Funds, the Focus Fund and the Growth Fund, for assets in excess of $3 billion in each Fund. Under the breakpoints, investment management fees are 0.85% per year of average daily net assets up to $3 billion in each of those two Funds, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund. In performing their analysis, the Independent Trustees also took note of the small level of assets in the two most recently introduced Funds (the

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

Flexible Capital Fund and Global Fund), as well as the fee waivers adopted under which the Adviser voluntarily agreed to temporarily limit fund expenses including advisory fees for the Flexible Capital Fund to 0.75% on an annual basis until at least December 31, 2009, subject to possible future recoupment of previously waived fees or other expenses under certain conditions. The Independent Trustees agreed to continue to monitor whether any additional breakpoints for any of the Funds may be appropriate in the future.

6. Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Trustees considered information about the financial condition of the Adviser provided and the Adviser’s stated commitment to maintaining a high quality investment management operation, including in the areas of investment analysis, compliance, and operations. They also considered the size, education and experience of the Adviser’s staff. There was also a review of the Adviser’s “top down” economic analysis with “bottom up” stock selection. This two-pronged approach, considering both macro-economic factors, such as interest rates, inflation and the global competitive landscape, and seeking to identify individual companies with unique market presence and potential earnings growth that may not be recognized by the market at-large, was regarded by the Trustees as providing an overall risk-managed approach to effective stock selection. This overall strategy and corporate culture was further viewed as facilitating the recruitment, training and retention of portfolio managers and other research and management personnel, and the Trustees concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Funds.

(b) Other Benefits to the Adviser. The Independent Trustees also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Funds. The Independent Trustees concluded that potential “fall-out” benefits that the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and may in some cases benefit the Funds.

Conclusions

In considering the Agreements, the Independent Trustees did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Trustees that shareholders had received satisfactory absolute and relative performance at reasonable fees and, therefore, re-approval of the Agreements was in the best interests of each Fund and its shareholders. As a part of their decision-making process, the Independent Trustees noted that the Adviser has managed the Funds since their inception, and the Independent Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Funds and their shareholders. The Independent Trustees considered, generally, that shareholders invested in a Fund knowing that the Adviser managed that Fund and knowing its investment management fee schedule. As such, the Independent Trustees considered, in particular, whether the Adviser managed each Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Trustees concluded that each Fund was managed by the Adviser consistent with its investment objectives and policies. Additionally, as part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

Upon conclusion of their review and discussion, the Independent Trustees unanimously agreed the Investment Advisory and Management Agreements for each of the Funds were appropriate.

OTHER INFORMATION

OTHER INFORMATION (Unaudited)

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Funds and a record of the Funds’ proxy votes for the one-year period ended June 30, 2008 are available without charge, upon request, by calling 888-860-8686. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) on the SEC’s Website at www.sec.gov; (ii) at the SEC’s Public Reference Room; and (iii) by calling 800-SEC-0330.

The Marsico Investment Fund

UMB Distribution Services, LLC, Distributor

P.O. Box 3210, Milwaukee, WI 53201-3210

www.marsicofunds.com • 888.860.8686

©2009 MARSICO CAPITAL MANAGEMENT, LLC

Not authorized for distribution unless preceded or accompanied by an effective Marsico Funds prospectus.
The ticker symbols on page one are fictitious and do not refer to existing securities.

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11 - Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits

(a)(1) Code of Ethics

Not applicable to semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Marsico Investment Fund

By:	/s/ Thomas F. Marsico
Thomas F. Marsico
President

Date:	June 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas F. Marsico
Thomas F. Marsico
President

Date:	June 4, 2009

By:	/s/ Christopher J. Marsico
Christopher J. Marsico
Vice President and Treasurer

Date:	June 4, 2009